                                PACIFIC SELECT

                                  PROSPECTUS

                           [LOGO OF PACIFIC SELECT]

                            Variable Universal Life
                                PROSPECTUSES FOR

                                 PACIFIC SELECT

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                               DATED MAY 1, 1997

                                --------------

                              PACIFIC SELECT FUND

                               DATED MAY 1, 1997

[LOGO OF PACIFIC SELECT]
                                                  PACIFIC SELECT

                                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                                      POLICY

                                      ISSUED BY PACIFIC MUTUAL LIFE INSURANCE
                                                      COMPANY
                                             700 NEWPORT CENTER DRIVE
                                          NEWPORT BEACH, CALIFORNIA 92660
                                                  1-800-800-7681

  This prospectus describes Pacific Select--a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual Life," "we," "us," or "our"). The Policy provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date so long as the Policy is not surrendered or in default beyond the Grace Period. The Policy also provides for a Net Cash Surrender Value if it is surrendered during the lifetime of the Insured. The Policy can be purchased for a minimum initial premium of $10,000. The Policy provides considerable flexibility to pay additional premiums, although it may under certain circumstances provide insurance protection through the Maturity Date for only the initial premium.

  Premium payments may be allocated at the Policyholder's ("Policy Owner", "Owner", "you", or "your") discretion to one or more of the Investment Options currently available. Each of the Variable Investment Options are funded by one of our separate accounts, the Pacific Select Separate Account (the "Separate Account"). Any portion of the premium payments allocated to the Variable Accounts is invested in one or more of the corresponding Portfolios of the Pacific Select Fund (the "Fund"):

         Money Market Portfolio             Equity Income Portfolio
         High Yield Bond Portfolio          Multi-Strategy Portfolio
         Managed Bond Portfolio             Equity Portfolio
         Government Securities Portfolio    Bond and Income Portfolio
         Growth Portfolio                   Equity Index Portfolio
         Aggressive Equity Portfolio        International Portfolio
         Growth LT Portfolio                Emerging Markets Portfolio

A fixed option (the "Fixed Account") is also available to you. The Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by us.

  To the extent that all or a portion of the premium payments are allocated to the Separate Account, the Accumulated Value under the Policy will vary based upon the investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

  The death benefit will be the Face Amount of insurance stated in the Policy or, under certain circumstances, a higher amount. Although the Accumulated Value allocated to the Variable Accounts will vary, the amount and duration of the death benefit may or may not vary with the investment performance of the Variable Accounts depending upon several factors. At the death of the Insured, we will pay the Beneficiary the death benefit minus any Indebtedness under the Policy.

  The Policy is a type of life insurance policy classified as a modified endowment contract (other than certain Policies entered into before June 21, 1988). For information on the tax treatment of modified endowment contracts, see "Federal Income Tax Considerations," on page 23.

  It may not be advantageous to replace existing insurance with the Policy. A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 19), during which time premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

  This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 29.

                               ----------------

   THESE SECURITIES HAVE  NOT BEEN  APPROVED OR DISAPPROVED  BY THE SECU-
     RITIES AND EXCHANGE COMMISSION NOR  HAS THE COMMISSION PASSED UPON
       THE ACCURACY OR  ADEQUACY OF THIS  PROSPECTUS. ANY REPRESENTA-
         TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                               DATE: MAY 1, 1997

                               ----------------

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                               TABLE OF CONTENTS

                                                                            PAGE
Important Terms............................................................   4
Summary of the Policy......................................................   6
  Purpose of the Policy....................................................   6
  Policy Values............................................................   6
  The Death Benefit........................................................   6
  Premium Features.........................................................   6
  Investment Options.......................................................   7
  Free-Look Right..........................................................   7
  Surrender Right..........................................................   7
  Preferred and Partial Withdrawal Benefits................................   7
  Policy Loans.............................................................   7
  Charges and Deductions...................................................   7
  Fund Annual Expenses After Expense Limitation............................   9
  Tax Treatment of Increases in Accumulated Value..........................   9
  Tax Treatment of Death Benefit...........................................  10
  The Fixed Account........................................................  10
  Contacting Pacific Mutual Life and Timing of Transactions................  10
Information About Pacific Mutual Life, the Separate Account
 and the Fund..............................................................  10
  Pacific Mutual Life Insurance Company....................................  10
  Pacific Select Separate Account..........................................  11
  The Pacific Select Fund..................................................  11
  The Investment Adviser and Portfolio Managers............................  13
The Policy.................................................................  14
  Application for a Policy.................................................  14
  Premiums.................................................................  14
  Additional Premium Payments..............................................  14
  Allocation of Premiums...................................................  15
  Portfolio Rebalancing....................................................  15
  Dollar Cost Averaging Option.............................................  15
  Transfer of Accumulated Value............................................  16
  Death Benefit............................................................  16
  Changes in Face Amount...................................................  17
  Policy Values............................................................  18
  Determination of Accumulated Value.......................................  18
  Policy Loans.............................................................  19
  Benefits at Maturity.....................................................  20
  Surrender................................................................  20
  Preferred and Partial Withdrawal Benefits................................  20
  Right to Examine a Policy--Free-Look Right...............................  21
  Lapse....................................................................  21
  Reinstatement............................................................  22
Charges and Deductions.....................................................  22
  Premium Load from the Initial Premium....................................  22
  Premium Load from Additional Premiums....................................  23
  Variations in Premium Load...............................................  23
  Deductions from Accumulated Value........................................  23
  Deductions from the Variable Accounts....................................  24
  Other Charges............................................................  24
  Guarantee of Certain Charges.............................................  25
Other Information..........................................................  25
  Federal Income Tax Considerations........................................  25
  Charge for Our Income Taxes..............................................  28
  Voting of Fund Shares....................................................  28
  Disregard of Voting Instructions.........................................  28
  Confirmation Statements and Other Reports to Owners......................  28
  Substitution of Investments..............................................  29
  Changes to Comply with Law...............................................  29

                                                                            PAGE
Performance Information....................................................  29
The Fixed Account..........................................................  30
  General Description......................................................  30
  Death Benefit............................................................  31
  Policy Charges...........................................................  31
  Transfers, Surrenders, Withdrawals, and Policy Loans.....................  31
More About the Policy......................................................  31
  Ownership................................................................  31
  Beneficiary..............................................................  32
  Exchange of Insured......................................................  32
  The Contract.............................................................  32
  Payments.................................................................  32
  Assignment...............................................................  33
  Errors on the Application................................................  33
  Incontestability.........................................................  33
  Payment in Case of Suicide...............................................  33
  Participating............................................................  33
  Policy Illustrations.....................................................  34
  Payment Plan.............................................................  34
  Distribution of the Policy...............................................  34
More About Pacific Mutual Life.............................................  34
  Management...............................................................  34
  State Regulation.........................................................  37
  Telephone Transfer and Loan Privileges...................................  37
  Legal Proceedings........................................................  37
  Legal Matters............................................................  37
  Registration Statement...................................................  37
  Independent Auditors.....................................................  38
  Financial Statements.....................................................  38
Appendix...................................................................
Illustrations..............................................................  74

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Investment Options for the Policy as well as any amount set aside in the Loan Account, including any accrued interest, as of any Valuation Date.

Age--The Insured's age as of his or her nearest birthday as of the Policy Date, increased by the number of complete policy years elapsed. With respect to any increases in Face Amount, riders, or other policy benefits which have an effective date not falling on a Policy Anniversary, Age means age nearest birthday as of the effective date increased by the number of complete years elapsed since the effective date.

Beneficiary--The person or persons you name in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

Cash Surrender Value--The Accumulated Value less any applicable unrecovered deferred load.

Face Amount--The minimum death benefit for so long as the Policy remains in force. The Face Amount may be increased or decreased under certain circumstances.

Fixed Account--An account that is part of our General Account to which all or a portion of premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0%) declared by us.

General Account--All of our assets other than those allocated to the Separate Account or to any of our other segregated separate accounts.

Guideline Single Premium or Guideline Level Premiums--The maximum amount of premium or premiums that can be paid to qualify a Policy as life insurance for tax purposes as specified in Section 7702 of the Internal Revenue Code.

Home Office--The Policy Benefits and Services Department at our main office at 700 Newport Center Drive, Newport Beach, California 92660.

Indebtedness--The unpaid loan balance including accrued loan interest.

Insured--The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

Investment Option--A Variable Account or the Fixed Account.

Loan Account--An account to which amounts are transferred from the Investment Options as collateral for policy loans.

Maturity Date--The Policy Anniversary on which the Insured is Age 95.

Monthly Payment Date--The day each month on which certain deductions and charges are assessed against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

Net Cash Surrender Value--The Cash Surrender Value less Policy Indebtedness.

Policyholder, Policy Owner, Owner, you, or your--The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If your Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

Policy Date--The date used to determine the Monthly Payment Date, Policy Years, and Policy Monthly, Quarterly, Semi-Annual, and Annual Anniversaries. It is usually the date the initial premium is received at our Home Office. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.

Premium Load--A charge assessed in connection with each premium payment consisting of a sales load, an administrative load, and a state and local premium tax charge. The Premium Load assessed against the first premium is deferred and deducted monthly starting on the first and continuing to the eleventh Policy Anniversary.

Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving, and Christmas. Our administrative offices are normally not open on the following: the Monday before New Year's Day, July Fourth, or Christmas Day if any of these holidays falls on a Tuesday; the Tuesday before Christmas Day if that holiday falls on a Wednesday; the Friday after New Year's Day, July Fourth or Christmas Day if any of these holidays falls on a Thursday; and the Friday after Thanksgiving. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date unless otherwise specified.

Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account--A separate account of ours or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from our General Account and our other separate accounts. The Pacific Select Separate Account serves as the funding vehicle for the Policies. The Money Market Variable Account, High-Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Aggressive Equity Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Variable Account, Bond and Income Variable Account, Equity Index Variable Account, International Variable Account, and Emerging Markets Variable Account are all subaccounts of the Pacific Select Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 29 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers you insurance protection on the life of the Insured through the Maturity Date so long as your Policy is not surrendered or in default beyond the Grace Period. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Face Amount, accumulation of cash values, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Policy's Accumulated Value and, under certain circumstances, its death benefit to grow based on investment results.

POLICY VALUES

  You may allocate premium payments among the various Variable Accounts that comprise the Separate Account and which invest in corresponding Portfolios of the Pacific Select Fund (and to the Fixed Account).

  Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, although the death benefit will never decrease below the Face Amount provided your Policy is in force. There is no guarantee that your Policy's Accumulated Value and death benefit will increase. You bear the investment risk on that portion of the Accumulated Value allocated to the Variable Accounts.

  Your Policy will remain in force unless Indebtedness equals or exceeds Cash Surrender Value or unless Cash Surrender Value less Indebtedness is insufficient to pay certain charges deducted on each Monthly Payment Date, and a Grace Period expires without sufficient additional premium payments or loan repayments by you.

THE DEATH BENEFIT

  Upon the death of the Insured, we will pay to the named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by any Policy Indebtedness. The death benefit will be the greater of the Face Amount under your Policy or the Accumulated Value multiplied by a specified percentage (see "Death Benefit," page 14).

PREMIUM FEATURES

  The Policy can be purchased for a minimum initial premium payment of the greater of $10,000 or 50% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for any given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. As a flexible premium Policy, the Policy provides considerable flexibility to pay additional premiums at your discretion, so you have some flexibility to vary premium payments to reflect changing financial conditions. Your Policy may provide insurance protection through the Maturity Date for only the initial premium, or alternatively, additional premium payments may be required to keep your Policy in force, depending upon the Face Amount you choose, the investment performance of the Variable Accounts selected, and other factors.

  The Policy is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of 4.0% are imposed.

INVESTMENT OPTIONS

  The Variable Accounts invest in portfolios of a mutual fund, which offers you the opportunity to direct us to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the available Variable Accounts invests exclusively in shares of a designated Portfolio of the Fund. Each of the Portfolios of the Fund, which are shown in the chart on page , has a different investment objective or objectives. See "The Pacific Select Fund," page 10.

  You may choose to allocate premium payments to any of the Investment Options available to you. You may transfer Accumulated Value among the Variable Accounts, and, subject to certain limitations, between the Variable Accounts and the Fixed Account. Transfer may be made by telephone if a properly completed Authorization for Telephone Requests has been filed at our Home Office. See "Transfer of Accumulated Value," page 14.

FREE-LOOK RIGHT

  You may obtain a full refund of the premium paid if your Policy is returned within 10 days after you receive it (30 days if you reside in California and are age 60 or older) or 45 days after the application for your Policy is completed, whichever is later. In Pennsylvania, you may obtain a full refund of the premium paid only if your Policy is returned within 10 days after you receive it. During the Free-Look Period, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund. See "Allocation of Premiums," page 13.

SURRENDER RIGHT

  You can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less unrecovered deferred load and less any outstanding Policy Indebtedness.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  Two partial surrender benefits are available under the Policy. The first, the Preferred Withdrawal Benefit, permits one withdrawal per year of up to 10% of the sum of your premium payments without a surrender charge and without reducing the death benefit under your Policy. However, a preferred withdrawal may increase the Face Amount. This benefit is available on the first Policy Anniversary until the 15th Policy Anniversary. On the 15th Policy Anniversary and thereafter, the second surrender benefit, the Partial Withdrawal Benefit, is available, which permits you to make Partial Withdrawals of Net Cash Surrender Value within certain limits.

POLICY LOANS

  You may borrow from us up to 90% of your Cash Surrender Value, less any Policy Indebtedness. The minimum loan that can be taken at any time is $1,000 ($200 in Connecticut, $250 in Oregon, $500 in Indiana). The Policy will be the only security required for the loan. See "Policy Loans," page 17. The amount of any Policy Indebtedness will be subtracted from Death Benefit or your Cash Surrender Value, if your Policy matures or is surrendered.

  A Policy loan is treated as a distribution from a Policy that is a modified endowment contract and therefore may result in taxable income. See "Federal Income Tax Considerations," page 23.

CHARGES AND DEDUCTIONS

 Premium Load from the Initial Premium

  We do not make any deductions from the initial premium payment before allocating it to your Accumulated Value.

  A Premium Load that consists of certain charges is assessed in connection with each premium payment. The Premium Load assessed in connection with the initial premium, referred to as "deferred load," is deferred and deducted from Accumulated Value in equal monthly deductions starting on the first Policy Anniversary to the eleventh. Deferred load is not deducted during the first Policy Year unless you surrender your Policy, in which case the deferred load will be deducted in full. The Premium Load consists of the following items:

  --A sales load equal to 4.15% of the premium;

  --A charge to pay applicable state and local premium taxes equal to 2.35%;
   and

  --An administrative load, the amount of which varies with the size of the premium payment as follows: 3.0% of the premium if it is less than $50,000, 1.50% of the premium if it is at least $50,000 but less than $100,000, and 0.50% of the premium if it is $100,000 and over.

  Deferring Premium Load on the initial premium payment as opposed to charging it at the Policy Date has the effect of transferring to you the investment experience on the portion of the Premium Load that remains in the Accumulated Value. If you surrender your Policy, the unrecovered deferred load will be deducted from the Accumulated Value.

 Premium Load from Additional Premiums

  Additional premium payments after the initial premium payment are subject to Premium Load to the same extent as described above under "Premium Load from the Initial Premium." The Premium Load on an additional premium will be assessed upon acceptance of the additional premium and will not be deferred.

 Deductions from Accumulated Value

  --Cost of Insurance Charge: A cost of insurance charge is deducted on each Monthly Payment Date to compensate us for the cost of providing life insurance coverage for the Insured;

  --Administrative Charge: We charge an administrative charge equal to $5 on each Monthly Payment Date. This charge is waived on Policies with initial premium payments of $20,000 or more; and

  --Face Amount Increase Charge: If you request an increase in Face Amount that is accepted by us, a charge of $100 will be deducted on the effective date of the increase to cover processing costs.

 Deductions from the Variable Accounts

  --Mortality and Expense Risk Charge: We make a daily charge against the Variable Accounts to compensate us for mortality and expense risks assumed. This charge is equal to an annual rate of 0.70% of the average daily net assets.

  The operating expenses of the Separate Account are paid by us. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 20.

  We sometimes use the simplified method of underwriting, which involves no medical or paramedical examination of the Insured. Because this method presents additional mortality risks for us in determining rates for the cost of insurance, we have assumed less favorable mortality experience than that provided in the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table B, and have established guaranteed rates that are 137.5% of the 1980 CSO Mortality Table B. If the guaranteed rates are in effect, Insureds in a standard underwriting classification will pay a higher cost of insurance than if they had been medically underwritten in an otherwise identical policy, which may be viewed as charging substandard rates for Insureds in a standard underwriting classification. However, we currently use cost of insurance rates that are lower (i.e., less expensive) than the guaranteed rates. These current rates are less than or equal to 100% of the 1980 CSO Mortality Table B at all ages (except for smokers of certain ages on Policies entered into before October 21, 1988).

FUND ANNUAL EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Portfolio's average daily net assets)

  Investment advisory fees and operating expenses for the Fund are paid by the Fund. Fund expenses are not specified under the terms of the Policy, and they may vary from year to year.

                                                      ADVISORY  OTHER    TOTAL
                                                        FEE    EXPENSES EXPENSES
                                                      -------- -------- --------
Money Market Portfolio...............................   .40%     .08%     .48%
High Yield Bond Portfolio............................   .60%     .10%     .70%
Managed Bond Portfolio...............................   .60%     .09%     .69%
Government Securities Portfolio......................   .60%     .10%     .70%
Growth Portfolio.....................................   .65%     .09%     .74%
Aggressive Equity Portfolio..........................   .80%     .15%     .95%
Growth LT Portfolio..................................   .75%     .10%     .85%
Equity Income Portfolio..............................   .65%     .08%     .73%
Multi-Strategy Portfolio.............................   .65%     .11%     .76%
Equity Portfolio.....................................   .65%     .08%     .73%
Bond and Income Portfolio............................   .60%     .09%     .69%
Equity Index Portfolio...............................   .21%     .08%     .29%
International Portfolio..............................   .85%     .21%    1.06%
Emerging Market Portfolio............................  1.10%    1.05%    2.15%

  The expenses listed for the Fund Portfolio reflect expenses for the year ended December 31, 1996, adjusted to reflect a decrease in fees for certain operating expenses. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996 and their "other expenses" are on an annualized basis and reflect the policy adopted by us as Investment Adviser to the Fund, to waive its fees or otherwise reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) are not greater than 0.25% of average daily net assets per year. We began the policy in 1989 and intend to continue this policy until at least December 31, 1998. In the absence of this policy, such expenses for the Emerging Markets Portfolio would have exceeded this expense cap in 1996 and total adjusted expenses would have been approximately 2.22% on an annualized basis. No reimbursement to the other Portfolios was necessary for the Fund's fiscal year 1996. There can be no assurance that the expense reimbursement arrangement will continue after December 31, 1998, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit. Actual total expenses after reimbursement and before the adjustment for the year ended December 31, 1996, were: Money Market Portfolio--0.50%; High Yield Bond Portfolio--0.71%; Managed Bond Portfolio--0.71%; Government Securities Portfolio--0.72%; Growth Portfolio--0.76%; Aggressive Equity Portfolio (annualized)--1.02%; Growth LT Portfolio--0.87%; Equity Income Portfolio--0.75%; Multi-Strategy Portfolio-- 0.78%; Equity Portfolio--0.74%; Bond and Income Portfolio--0.71%; Equity Index Portfolio--0.31%; International Portfolio--1.07%; and Emerging Markets Portfolio (annualized)--2.18%.

  The Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. The Fund's investment advisory fees and operating expenses are more fully described in the Fund's prospectus, which accompanies this Prospectus.

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  We believe that the Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under traditional fixed life insurance. Therefore, generally, you will not be deemed to be in constructive receipt of the Accumulated Value unless and until actual surrender of a Policy or upon making a Preferred or Partial Withdrawal or a Policy Loan. Any such distribution may give rise to taxable income to you and may, under certain circumstances, subject you to an additional income tax of 10% of the amount includable in taxable income. For more information on the tax treatment of the Policy and the tax treatment of distributions see "Federal Income Tax Considerations," page 23.

TAX TREATMENT OF DEATH BENEFIT

  We believe that the death benefit under the Policy is currently subject to federal income tax treatment consistent with that of traditional fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code. See "Federal Income Tax Considerations," page 23.

THE FIXED ACCOUNT

  You may allocate all or a portion of premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in our General Account. We guarantee that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%. In addition, we may in our sole discretion pay interest in excess of the guaranteed amount at a rate that will be effected thereafter on each Policy Anniversary and guaranteed until the next Policy Anniversary. See "The Fixed Account," page 29.

CONTACTING PACIFIC MUTUAL

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to our Policy Benefits and Services Department, at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92658-7500.

  The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. Unless otherwise stated, we "receive" this information only when it arrives "properly completed" at our Home Office. Premium payments after your initial premium payment, loan requests, loan repayments, transfer requests, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective as of the end of Valuation Date that we receive them "properly completed," unless the transaction or event is scheduled to occur on another day. Transactions are effected as of the end of the Valuation Date on which they are effective. "Properly completed" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

   INFORMATION ABOUT PACIFIC MUTUAL LIFE, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  We are a mutual life insurance company organized under the laws of the State of California. We were authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and were reincorporated under our present name on July 22, 1936.

  We offer a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. We are admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1996, we had $50.8 billion of individual life insurance in force and total admitted assets of $21.2 billion. We have been ranked according to admitted assets as the 23rd largest life insurance carrier in the nation for 1995. Together with our subsidiaries and affiliated enterprises, we had total assets and funds under management of over $136.7 billion.

  On April 21, 1997, the Board of Directors of Pacific Mutual Life Insurance Company approved a Plan of Conversion ("Plan") under which Pacific Mutual Life would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. This transactions in intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion, the insurance company would issue voting stock to a newly-formed stock holding company called Pacific LifeCorp, and all of Pacific LifeCorp's initially issued voting stock would be owned by a newly-created mutual holding company called Pacific Mutual Holding Company. It is anticipated that Pacific LifeCorp could, subsequent to the conversion, offer shares of its stock publicly or privately; however Pacific Mutual Holding Company must always hold at least 51% of the voting stock of Pacific LifeCorp. Pacific LifeCorp would always own 100% of the voting stock of the insurance company. No plans have been formulated to issue any shares of capital stock or debt securities of Pacific LifeCorp at this time.

  Since Pacific Mutual Life currently is a mutual life insurance company, owners ("policyholders") of Pacific Mutual Life's annuity contracts and life insurance policies ("policies") have certain membership interests in Pacific Mutual Life consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Life. Under the Plan, policyholders continue to be policyholders in the same insurance company, but would no longer have a membership interest in the insurance company; rather, policyholders would have membership interests in Pacific Mutual Holding Company. These interests in the mutual holding company would be substantially the same as the membership interests that policyholders have in Pacific Mutual Life prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Holding Company. After the conversion, persons who acquire policies from the insurance company would automatically be members in Pacific Mutual Holding Company. The conversion will not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by Pacific Mutual Life's policyholders and the consent of the Insurance Commissioner of California, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in 1997. Under the Plan, the insurance company's name will change to Pacific Life Insurance Company.

  The principal underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD") one of our wholly-owned subsidiaries. PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

PACIFIC SELECT SEPARATE ACCOUNT

  The Pacific Select Separate Account is a separate investment account of ours used only to support the variable death benefits and policy values of variable life insurance policies. The assets in the Separate Account are kept separate from the assets of our General Account and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account assets which exceed anticipated obligations of the Account. All obligations arising under the Policy are our general corporate obligations. We may accumulate in the Account proceeds from recovered deferred charges and other charges and investment results applicable to those assets.

  The Separate Account was established under California law by a resolution of our Board of Directors adopted on November 20, 1986. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. The Fund currently offers fourteen separate Portfolios that fund the Variable Investment Options available to you. Each Portfolio pursues different investment objectives and policies. We purchase the shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only to separate accounts of ours and an affiliated insurer to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued or administered by these insurers. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may potentially create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The following chart summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                              PRIMARY INVESTMENTS
   PORTFOLIO            OBJECTIVE         (UNDER NORMAL CIRCUMSTANCES)   PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------
 Money Market    Current income           Highest quality money        Pacific Mutual Life
                 consistent with          market instruments
                 preservation of capital
--------------------------------------------------------------------------------------------
 High-Yield      High level of current    Intermediate and long-       Pacific Mutual Life
  Bond           income                   term, high-yielding, lower
                                          and medium quality (high
                                          risk) fixed-income
                                          securities
--------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return    Investment grade             Pacific Investment
                 consistent with prudent  marketable debt              Management Company
                 investment management    securities. Will normally
                                          maintain an average
                                          portfolio duration of 3-7
                                          years
--------------------------------------------------------------------------------------------
 Government      Maximize total return    U.S. Government securities   Pacific Investment
  Securities     consistent with prudent  including futures and        Management Company
                 investment management    options thereon and high-
                                          grade corporate debt
                                          securities. Will normally
                                          maintain an average
                                          portfolio duration of 3-7
                                          years
--------------------------------------------------------------------------------------------
 Growth          Growth of capital        Common stock                 Capital Guardian
                                                                       Trust Company
--------------------------------------------------------------------------------------------
 Aggressive      Capital appreciation     Common stock of small        Columbus Circle
  Equity                                  emerging growth and medium   Investors
                                          capitalization companies
--------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of      Common stock                 Janus Capital
                 capital consistent with                               Corporation
                 the preservation of
                 capital
--------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of      Dividend paying common       J.P. Morgan
                 capital and income       stock                        Investment Management
                                                                       Inc.
--------------------------------------------------------------------------------------------
 Multi-          High total return        Equity and fixed income      J.P. Morgan
  Strategy                                securities                   Investment Management
                                                                       Inc.
--------------------------------------------------------------------------------------------
 Equity          Capital appreciation     Common stocks and            Greewich Street
                                          securities convertible       Advisors
                                          into or exchangeable for
                                          common stocks
--------------------------------------------------------------------------------------------
 Bond and        High level of current    Investment grade debt        Greewich Street
  Income         income consistent with   securities                   Advisors
                 prudent investment
                 management and
                 preservation of capital
--------------------------------------------------------------------------------------------
 Equity Index    Provide investment       Stocks included in the S&P   Bankers Trust Company
                 results that correspond  500
                 to the total return
                 performance of common
                 stocks publicly traded
                 in the U.S.
--------------------------------------------------------------------------------------------
 International   Long-term capital        Equity securities of         Templeton Investment
                 appreciation             corporations domiciled       Counsel, Inc.
                                          outside the United States
--------------------------------------------------------------------------------------------
 Emerging        Long-term growth of      Common stocks of companies   Blairlogie Capital
  Markets        capital                  domiciled in emerging        Management
                                          market countries


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  We serve as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For twelve of the Portfolios, we and the Fund have engaged other firms to serve as Portfolio Managers which are shown in the chart above.

                                  THE POLICY

  The variable life insurance benefits provided by your Policy are funded through your Accumulated Value in the Pacific Select Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policy.

APPLICATION FOR A POLICY

  Any person wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of an Insured for ages up to and including age 80 with evidence of insurability satisfactory to us. The Insured's age is calculated as of the Insured's nearest birthday. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  After your Policy is issued, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. Your Policy Date is usually the date the initial premium is received at our Home Office. Your Policy Date is the date used to determine Policy Years, Policy Months, and Policy Monthly, Quarterly, Semi-Annual and Annual Anniversaries. For purposes of determining the Monthly Payment Date for all Policies issued, the Policy Date will never be the 29th, 30th, or 31st of any month.

  Insureds are assigned to underwriting classes which are used in calculating the cost of insurance rates. In assigning Insureds to underwriting classes, we will usually use either simplified or medical underwriting, although other forms of underwriting may be used when deemed appropriate by us.

PREMIUMS

  The minimum initial premium to purchase the Policy is $10,000. You may choose a minimum initial premium payment that constitutes at least 50% and up to 100% of the Guideline Single Premium for the initial Face Amount. The Guideline Single Premium is the maximum premium that can be paid for a given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. We may reduce the minimum initial premium required under certain circumstances, such as for group or sponsored arrangements. The maximum initial premium that will be routinely accepted is $1,000,000. Larger premiums may be accepted on a case-by-case basis subject to prior approval.

ADDITIONAL PREMIUM PAYMENTS

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay additional premiums at your discretion. Depending upon the Face Amount you choose and the investment performance of the Variable Accounts among other factors, your Policy may provide insurance protection through the Maturity Date for only the initial premium, or alternatively, additional premium payments may be required to keep your Policy in force.

  The minimum additional premium payment amount is $5,000, except smaller amounts may be paid during the Grace Period. We may require evidence of insurability for any payment that would result in an immediate increase in the difference between the death benefit and Accumulated Value. Any portion of a premium payment will be returned to you if it would exceed the limitations based on the Guideline Single Premium or Guideline Level Premiums. A premium or a portion thereof may also be returned to you if it would result in an immediate increase in the difference between the death benefit and the Accumulated Value and we have not received satisfactory evidence of insurability.

  Additional payments will first be treated as repayments of Policy Indebtedness unless you request otherwise. Any portion of a payment that exceeds the amount of Indebtedness will be applied as an additional premium payment. For Policies entered into before June 21, 1988, making an additional premium payment may result in the Policy becoming a modified endowment contract. For more information, see "Federal Income Tax Considerations".

ALLOCATION OF PREMIUMS

  In the application for your Policy, you select the Investment Options to which premium payments will be allocated after the Free-Look Period. During the Free-Look Period, premium payments will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). Your Accumulated Value will be automatically allocated according to your instructions contained in the application (or if received more recently, in written instructions) the later of 15 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). Currently, fourteen Variable Accounts and the Fixed Account are available to you.

  Additional premium payments less the premium load will be allocated among the Variable Accounts and the Fixed Account according to your most recent instructions. You may change the allocation of payments by submitting a proper written request to our Home Office, or by telephone if a properly completed Authorization for Telephone Requests has been filed at our Home Office.

PORTFOLIO REBALANCING

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  A Dollar Cost Averaging Request form is available upon request. On the form, you must designate the specific dollar amounts or percentage to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, your Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000; the Dollar Cost Averaging Request form will not be considered complete until this requirement is met. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form, and subsequent transfers will be processed on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as you designate until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate the option by written request to our Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account, subject to monthly deductions, unless you instruct otherwise or until your Policy enters the Grace Period. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging Request must be completed and sent to our Home Office. The Variable Account from which transfers are to be made must meet the $5,000 minimum amount of the Accumulated Value. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  You may transfer Accumulated Value among the Variable Accounts after the Free-Look Period upon proper written request to our Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed, Authorization for Telephone Requests is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfers are allowed during the Grace Period if the required premium has not been paid. No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to modify, suspend and/or discontinue telephone transfers.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account, however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that if you reside in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account".

DEATH BENEFIT

  When your Policy is issued, we will determine the initial amount of insurance for the initial premium payment based on the instructions provided in your application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount."

  Upon the death of the Insured, we will pay to your named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by adjustments for any outstanding Policy Indebtedness. The death benefit will be the greater of the Face Amount under your Policy or Accumulated Value multiplied by a specified percentage. The specified percentages vary according to the Age of the Insured, and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. A table showing the specified percentages is in the Appendix and in the Policy. Because the specified percentage is applied to your Accumulated Value, an increase in Accumulated Value may increase the death benefit. However, because the death benefit will never be less than the Face Amount, a decrease in Accumulated Value may decrease the death benefit but never below the Face Amount. The following examples illustrate how the death benefit will be determined:

                                   EXAMPLES

                                                             POLICY A  POLICY B
                                                             --------  --------
      Face Amount........................................... $100,000  $100,000
      Insured's Age.........................................       40        40
      Accumulated Value on Date of Death.................... $ 46,500  $ 34,000
      Specified Percentage..................................      250%      250%

--------
In Policy A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Accumulated Value at the date of death of $46,500 multiplied by the specified percentage of 250%). Assuming that there is no outstanding Policy Indebtedness, this amount constitutes the death benefit proceeds that would be paid to the Beneficiary.

In Policy B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Accumulated Value of $34,000 multiplied by the specified percentage of 250%).

  The death benefit will be reduced by the amount of any outstanding Indebtedness (and, if in the Grace Period, any overdue charges). All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies.

  Death benefit proceeds may be paid to your Beneficiary in a lump sum or under the payment plan offered by us under the Policy. The plan offers monthly income for the lifetime of the Beneficiary with a minimum period of ten years. The Policy should be consulted for details.

CHANGES IN FACE AMOUNT

  After the first Policy Year, you may request an increase or decrease in the Face Amount under your Policy subject to our approval. Increasing or decreasing the Face Amount could increase or decrease the death benefit under your Policy, and the amount of change in the death benefit will depend, among other things, upon whether, and the degree to which, the death benefit under your Policy exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of the death benefit while your Policy is in force and the subsequent level of Policy values. A change in the Face Amount may affect the net amount at risk under your Policy, which may affect your cost of insurance charge. For these purposes, the net amount at risk is equal to the death benefit less your Accumulated Value.

  Any request for an increase or decrease must be in writing and received at our Home Office. It will become effective on the Monthly Payment Date on or next following our acceptance of the request. You may make only one request for a change per Policy Year. If you are not the Insured, we will also require the consent of the Insured before accepting a request. For Policies entered into before June 21, 1988, changing the Face Amount may result in the Policy becoming a modified endowment contract. For more information see "Federal Income Tax Considerations".

 Increases

  A written application must be submitted to us for an increase in Face Amount. Additional evidence of insurability satisfactory to us will also be required. An increase in Face Amount will not be given for amounts less than $10,000. An increase need not be accompanied by an additional premium. A charge of $100 will be deducted from the Accumulated Value on the effective date of the increase in Face Amount to cover the costs of processing the request. This fee will be deducted from the Investment Options in the proportion that each bears to your Accumulated Value less Indebtedness.

 Decreases

  A written application must be submitted to us for a decrease in Face Amount. Any decrease in Face Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Face Amount. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify your Policy as a life insurance contract, we will pay you the amount of such excess above the premium limitations.

  We reserve the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of your Policy or likely result in its termination before its Maturity Date, or (2) if, to effect the requested decrease, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under your Policy.

POLICY VALUES

 Accumulated Value

  Your Accumulated Value is the sum of the amounts under your Policy held in each Investment Option, as well as the amount set aside in the Loan Account to secure any Policy Indebtedness.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account (see "Determination of Accumulated Value," described below) and to collect any applicable charges.

 Cash Surrender Value

  Your Cash Surrender Value of your Policy equals your Accumulated Value less any unrecovered deferred load. Thus, your Accumulated Value will exceed your Policy's Cash Surrender Value by the amount of unrecovered deferred load. Once all deferred load has been recovered, your Accumulated Value will equal your Cash Surrender Value. Your Policy's Cash Surrender Value increases or decreases daily to reflect the investment experience of the selected Variable Accounts. No minimum amount of Cash Surrender Value is guaranteed. You bear the risk for the investment experience of such amounts.

 Net Cash Surrender Value

  Your Net Cash Surrender Value is the Cash Surrender Value minus any outstanding Policy Indebtedness. You can surrender your Policy at any time while the Insured is living and receive your Net Cash Surrender Value (see "Surrender").

DETERMINATION OF ACCUMULATED VALUE

  Although your Policy's death benefit can never be less than the Face Amount for as long as your Policy is in force, the Policy's Accumulated Value in the Separate Account will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of additional premiums, the amount of any outstanding Policy Indebtedness, any Preferred or Partial Withdrawals, and the charges assessed in connection with your Policy. There is no guaranteed minimum Accumulated Value and you bear the entire investment risk relating to the investment performance of the Variable Accounts.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of each Variable Account will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Since your Accumulated Value during the first 11 Policy Years will exceed your Cash Surrender Value by the amount of unrecovered deferred load, the effect of the addition of the deferred load to your Accumulated Value during this period provides a larger amount for allocation to the Variable Accounts than if the amount of the deferred load had been taken from premiums when paid. This has the effect of transferring to you the investment experience on the portion of deferred load that remains in Accumulated Value. However, the full amount of the deferred load for the initial payment will be deducted from your Accumulated Value over a 10-year period according to the terms described in this prospectus.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate premiums to a Variable Account, your Policy is credited with accumulation units. In addition, other transactions including loans, surrender, Preferred or Partial Withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern time. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charge assessed on each Valuation Period for assumption of mortality and expense risks as well as any charges that may be assessed by us for income taxes attributable to the operation of the Variable Account.

POLICY LOANS

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if an Authorization for Telephone Requests has been completed, signed and filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $1,000 ($200 in Connecticut, $250 in Oregon, $500 in Indiana). The maximum amount that can be borrowed at any time is 90% of the Policy's Cash Surrender Value, less any Policy Indebtedness.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options in the proportion that each bears to the Accumulated Value less Indebtedness.

  The interest rate on loans is 4.75% a year. We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 4.0%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due on each Policy Anniversary for the prior year. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

  Unless you request otherwise, any loan repayment will be transferred into the Investment Options in accordance with your current premium allocation instructions. In addition, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your current premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts. Thus, a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, your Policy Indebtedness will be deducted from the amount of death proceeds paid upon the death of the Insured, the Cash Surrender Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Indebtedness equals or exceeds your Cash Surrender Value and the minimum payment required is not made during the Grace Period. Moreover, your Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover monthly deductions and charges. Additional payments or repayment of a portion of Indebtedness may be required to keep the Policy in force (see "Lapse").

  A loan is treated as a distribution from a Policy that is a modified endowment contract, and therefore may give rise to taxable income to you. For information on the tax treatment of loans, see "Federal Income Tax Considerations".

BENEFITS AT MATURITY

  If the Insured is living on your Policy Anniversary nearest the Insured's Age 95, we will pay to you your Accumulated Value, reduced by any Policy Indebtedness. Payment ordinarily will be made within seven days of your Policy Anniversary, although payments may be postponed in certain circumstances (see "Payments").

SURRENDER

  You may fully surrender your Policy at any time during the life of the Insured. The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to your Accumulated Value less unrecovered deferred load and less any outstanding Policy Indebtedness.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  We offer two partial surrender benefits by which you can obtain a portion of your Net Cash Surrender Value: the Preferred Withdrawal Benefit and the Partial Withdrawal Benefit. The Preferred Withdrawal Benefit is available on your first Policy Anniversary until your 15th Policy Anniversary. Under this Benefit, you may make one "Preferred Withdrawal" per year of up to 10% of the amount of your initial premium payment and any additional payments received and accepted prior to the withdrawal. Preferred Withdrawals do not result in the assessment of any charge and do not reduce the death benefit under the Policy. No withdrawals other than Preferred Withdrawals may be made until your 15th Policy Anniversary.

  The Partial Withdrawal Benefit is available on your 15th Policy Anniversary and thereafter. Under this Benefit, you may make "Partial Withdrawals" of your Net Cash Surrender Value. The limit of one withdrawal per year and the limit on the amount that can be withdrawn of 10% of premiums paid do not apply to Partial Withdrawals.

  Both Preferred Withdrawals and Partial Withdrawals must be for at least $1000. The amount of any withdrawal, Preferred or Partial, may not exceed your Cash Surrender Value. In addition, the amount that can be withdrawn is limited so that after the withdrawal, (1) your Accumulated Value is at least $5000 and
(2) any Policy Indebtedness is no greater than 90% of your new Cash Surrender Value. If you do not exercise the Preferred Withdrawal Benefit during one of your first 15 Policy Years, the amount that you could have withdrawn does not carry over to the following year.

  You may make a Preferred or Partial Withdrawal by submitting a proper written request to us. As of the effective date of any withdrawal, your Accumulated Value and Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Insured dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal.

  No surrender charge or withdrawal fee will be charged for a Preferred Withdrawal. However, the amount of the deferred load determined at the time of your initial premium payment remains the same. No surrender or withdrawal fee will be charged for a Partial Withdrawal.

  A Preferred Withdrawal will not affect your Policy's death benefit. If the death benefit is greater than the Face Amount at the time of the Preferred Withdrawal, the Face Amount will be increased to the level of the death benefit as of the Valuation Date immediately preceding the Preferred Withdrawal. This adjustment is necessary to ensure the death benefit will not decrease as a result of the Preferred Withdrawal (see "Death Benefit").

  When a Partial Withdrawal is made, the Face Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal may cause the death benefit under your Policy to decrease by an amount other than the amount of the Partial Withdrawal to the extent the death benefit is based upon the Accumulated Value times the specified percentage applicable to the Insured (see "Death Benefit").

  A Preferred or Partial Withdrawal is treated as a distribution from the Policy that may give rise to taxable income to you. For information on the tax treatment of Preferred and Partial Withdrawals, see "Federal Income Tax Considerations".

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (30 days if you are a resident of California and age 60 or older), or within 45 days after you complete the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it and we will promptly refund the full amount of the premium paid. If you have taken a loan during the Free-Look Period, your Policy Indebtedness will be deducted from the amount refunded. During the Free-Look Period, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Premiums".

LAPSE

  Your Policy will lapse only when your Net Cash Surrender Value is insufficient to cover deductions and your charges on a Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. If your Net Cash Surrender Value is insufficient to cover deductions and charges on a Monthly Payment Date, you must pay during the Grace Period an amount equal to the amount by which your Net Cash Surrender Value is less than zero plus a minimum of three times the full charges and deductions due on the Monthly Payment Date when the insufficiency occurred to avoid termination. We will not accept such payment if it would cause your total premium payment to exceed the maximum permissible premium under the Internal Revenue Code. This will probably not be a problem unless you have outstanding Policy Indebtedness, in which case you could repay a sufficient portion of the Indebtedness to avoid termination.

  To avoid recurrence of the potential lapse, you may wish to repay a portion of any Indebtedness. If premium payments have not exceeded the maximum permissible premium, you may wish to make a larger payment.

  If your Net Cash Surrender Value is insufficient to cover the deductions and charges on a Monthly Payment Date, we will deduct the amount available to pay for any portion of the monthly deductions and charges due. The amount available is equal to the amount by which your Accumulated Value exceeds your Cash Surrender Value. Any remaining Accumulated Value in the Variable Accounts will be transferred to the Money Market Variable Account. We will notify you (and any assignee of record) of the payment required to keep the Policy in force. You will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under your Policy, and your Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid and any Accumulated Value in the Money Market Variable Account will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deductions and charges due will be charged to the Investment Options on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and charges due and any Policy Indebtedness.

REINSTATEMENT

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the Grace Period but before the Maturity Date provided we receive the following: (1) your written application; (2) evidence of insurability satisfactory to us; and (3) payment of all monthly charges and deductions that were due and unpaid during the Grace Period, payment of the amount by which Net Cash Surrender Value was less than zero at the beginning of the Grace Period, and payment of a premium at least equal to three times the most recent monthly deduction.

  When your Policy is reinstated, your Accumulated Value will be equal to your Accumulated Value on the date of the lapse subject to the following: If your Policy is reinstated after your first Monthly Payment Date following lapse, your Accumulated Value will be reduced by the amount of Policy Indebtedness on the date of lapse and no Policy Indebtedness will exist on the date of the reinstatement. If your Policy is reinstated on your Monthly Payment Date next following lapse, any Policy Indebtedness on the date of lapse will also be reinstated. No interest on amounts held in the Loan Account to secure Policy Indebtedness will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of your Monthly Payment Date on or next following the date of our approval, and your Accumulated Value minus Policy Indebtedness will be allocated among the Investment Options in accordance with your current premium allocation instructions.

                            CHARGES AND DEDUCTIONS

PREMIUM LOAD FROM THE INITIAL PREMIUM

  We do not make any deductions from the initial premium payment before allocating it to your Accumulated Value.

  A Premium Load that consists of certain charges is assessed in connection with each premium payment. The Premium Load assessed in connection with the initial premium, referred to as "deferred load," is deferred and deducted from Accumulated Value in monthly deductions starting on your first Policy Anniversary and continuing to your eleventh Policy Anniversary. Deferred load is not deducted during your first Policy Year unless you surrender the Policy, in which case the deferred load will be deducted in full. The Premium Load consists of the following items:

    Sales Load. A sales load equal to 4.15% of the premium is assessed to compensate us for sales and other expenses of distributing the Policies.

    The amount we derive from the sales load is not expected to be sufficient to cover the sales expenses in connection with a Policy. To the extent that all sales expenses are not recovered from the sales load, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

    Administrative Load. We assess an administrative load for administrative expenses, the amount of which varies with the size of your premium payment as follows: 3.0% of your premium if it is less than $50,000; 1.50% of your premium if it is at least $50,000 but less than $100,000; and .50% of your premium if it is $100,000 or greater.

    The administrative load is to cover administrative expenses in connection with the Policies including expenses of underwriting and issuing the Policy, recordkeeping, determining Policy values and benefits, processing death benefit claims, processing withdrawals and transfers, preparing reports to Policy Owners, and overhead costs. We do not expect to profit from this charge.

    State and Local Premium Tax Charge. A charge equal to 2.35% is assessed to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states. The Policy is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of 4.0% are imposed.

  As long as your Policy remains in force, the deferred load attributable to your initial premium payment is not collected until after the end of your first Policy Year (unless your Policy is surrendered in full during the first year). It is then deducted from your Accumulated Value in equal monthly installments during your second through the eleventh Policy Years. Any unrecovered portion of the deferred load is deducted from your Accumulated Value in the event of a full cash surrender, or lapse (see "Surrender," page 18 and "Lapse," page 19).

  The monthly deduction for deferred load is collected on Monthly Payment Dates. The amount of this monthly charge is calculated by taking the total amount of the deferred load and dividing it by 120. Each time this expense charge is collected, the unrecovered deferred load is reduced by the same amount. Thus, the unrecovered deferred load decreases each month until it is reduced to zero following the last monthly deduction made in the eleventh Policy year. Due to the effects of rounding, the last deduction may differ slightly from that of other months.

PREMIUM LOAD FROM ADDITIONAL PREMIUMS

  Additional premium payments after your initial premium payment are subject to the Premium Load to the same extent as described above under "Premium Load from the Initial Premium." Premium Load on additional premium payments will not be deferred, but will be assessed upon acceptance of an additional premium.

  The total amount of the Premium Load will range from 7.0% to 9.5% of your additional premium payments depending upon the amount of your premium payment. The Premium Load will consist of the sales load of 4.15%; an administrative load of 3.0% of your additional premium if it is less than $50,000, 1.5% if it is at least $50,000 but less than $100,000, and .50% if it is $100,000 or greater, and the state and local premium tax charge of 2.35%.

VARIATIONS IN PREMIUM LOAD

  We may reduce or waive the amount of the administrative load, sales load or other charges for Policies where the expenses associated with the sale of the Policy or the administrative costs associated with the Policy are reduced for reasons such as the amount of the initial premium payment, the amounts of projected premium payments, or that the Policy is sold in connection with a group or sponsored arrangement. We may also reduce or waive the sales load on Policies sold to the directors or employees of Pacific Mutual or any of its affiliates or to trustees or any employees of the Fund.

DEDUCTIONS FROM ACCUMULATED VALUE

  Cost of Insurance. A charge for the cost of insurance is deducted from your Accumulated Value on each Monthly Payment Date. This monthly charge compensates us for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. We may use any profit derived from this charge for any lawful purpose, including the cost of claims processing and investigation. The amount of the charge is equal to the net amount at risk under your Policy at the beginning of the month multiplied by the current cost of insurance rate. The net amount at risk for this purpose is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.004074 (a discount factor to account for return deemed to be earned during the month) less your Accumulated Value at the beginning of your Policy Month. The cost of insurance rate is calculated based on the Age and underwriting classification of the Insured. Your Policy contains guaranteed rates, but, as of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates. We may also charge current rates in the future. The cost of insurance rate generally increases with the Age of the Insured.

  In reviewing applications for Policies, we may use the simplified method of underwriting, depending, among other things, upon the Insured's Age and the amount of the initial premium payment. Simplified underwriting involves no medical or paramedical examination of the Insured. Because the health information obtained on many Insureds is limited when the simplified underwriting method is used, this method presents us with additional mortality risks. As a result, in determining the guaranteed rates for the cost of insurance, we have assumed less favorable mortality experience than that provided in the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table B, and have established guaranteed rates that are 137.5% of the 1980 CSO Mortality Table B. If the guaranteed rates are in effect, Insureds in a standard underwriting classification will pay a higher cost of insurance than if they had been medically underwritten in an otherwise identical policy, which may be viewed as charging substandard rates for Insureds in a standard underwriting classification. However, the current cost of insurance rates are lower (i.e., less expensive) than the guaranteed rates. These current rates are less than or equal to 100% of the 1980 CSO Mortality Table B at all ages (except for smokers of certain ages on Policies entered into before October 21, 1988).

  Administrative Charge. A monthly charge of $5 is imposed to reimburse us for the expenses associated with administration and maintenance of the Policies. This charge will be waived if your initial premium payment is at least $20,000. This charge contains no element of anticipated profit. It is first deducted from your Accumulated Value on your Policy Date, and deducted thereafter on each succeeding Monthly Payment Date.

  Face Amount Increase Charge. If you request an increase in Face Amount that is accepted by us, a charge of $100 will be deducted from your Accumulated Value on the effective date of the increase to cover processing costs. The charge will be deducted from the Investment Options in the proportion each bears to your Accumulated Value less Indebtedness.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

  Mortality and Expense Risk Charges. We make a daily charge to the Variable Accounts for mortality and expense risks we assume which is equal to an annual rate of 0.70% of daily net assets. This charge is made to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales load.

OTHER CHARGES

  We may charge the Variable Accounts for the federal income taxes incurred by us that are attributable to the Separate Account and its Variable Accounts or to our operations with respect to the Policies. No such charge is currently assessed (see "Charge for Our Taxes").

  We will bear the direct operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in "Summary of the Policy: Fund Annual Expenses After Expense Limitation" and in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  We guarantee that certain charges will not increase, including the guaranteed rates for the cost of insurance, the charge for mortality and expense risk, the administrative load, and the administrative charge.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should therefore be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise with respect to the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any considerations relating to state or local income or other taxes which may be involved in the purchase or ownership of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance under Section 7702 of the Interal Revenue Code ("IRC") and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies and Policies with term insurance on the Insured). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the IRC for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under your Policy until a full or partial surrender thereof, maturity or lapse of your Policy, or until receipt of deemed distributions (including, in the case of a modified endowment contract, policy loans). PROSPECTIVE OWNERS THAT INTEND TO USE POLICIES TO FUND DEFERRED COMPENSATION ARRANGEMENTS FOR THEIR EMPLOYEES ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF SUCH ARRANGEMENTS. PROSPECTIVE CORPORATE OWNERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE TREATMENT OF LIFE INSURANCE IN THEIR PARTICULAR CIRCUMSTANCES FOR PURPOSES OF THE ALTERNATIVE MINIMUM TAX APPLICABLE TO CORPORATIONS AND THE ENVIRONMENTAL TAX UNDER IRC SECTION 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to Section 1035(a) of the IRC. Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under
Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund will be required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy Values. These differences could result in you being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Modified Endowment Contracts. IRC Section 7702A defines a class of insurance contracts referred to as modified endowment contracts. Under this provision, the Policies will be treated for tax purposes in one of two ways. Pacific Select Policies entered into on or after June 21, 1988 will be modified endowment contracts.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premium" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years; and $3,000 through the first three years, etc.

  Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of your Policy, you would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Indebtedness exceeds the investment in your Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Preferred and Partial Withdrawals and Policy loans, you would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on your Policy. The amount allocated to income is the amount by which the Accumulated Value of your Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including us, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  If you assign or pledge (or agree to assign or pledge) any portion of the value of a modified endowment contract, such amount or portion generally will be treated as a pre-death distribution.

  The portion of pre-death distributions that are treated as taxable income will also be subject to an additional income tax of 10%, except where the distribution (1) occurs on or after the date on which the taxpayer attains age 59 1/2, (2) is attributable to the taxpayer becoming disabled, or (3) occurs as part of a series of substantially equal (annual or more frequent) periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  With respect to Policy loans, it is unclear whether interest paid (or accrued by an accrual basis taxpayer) constitutes interest for federal income tax purposes. Tax law provisions may limit the deduction of interest payable on loans and on loan proceeds that are used to purchase or carry certain life insurance policies.

  Policies that are Not Modified Endowment Contracts. Policies entered into before June 21, 1988, may not be subject to treatment as modified endowment contracts even though they fail to meet the seven-pay premium test provided that such Policies do not experience a "material change." The definition of "material change" is complex, but, in general, if you do not pay any further premium or institute any changes to the death benefits, there will be no material change. In this connection, an additional premium payment necessary to keep your Policy in force should not constitute a material change so long as the death benefit under the Policy does not increase. If a Policy that was not a modified endowment contract becomes one, under Treasury Department regulations which may be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test will be treated as pre-death distributions from a modified endowment contract (and, therefore, will be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  Pre-death distributions from Policies that are not modified endowment contracts may also give rise to taxable income. Upon full surrender or maturity of your Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Indebtedness over the cost basis under your Policy will be treated as ordinary income for federal income tax purposes. Your Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Preferred or Partial Withdrawals. Under Section 7702 of the IRC, if a partial withdrawal is accompanied by a reduction in benefits under a life insurance contract, special rules apply to determine whether part or all of the cash received is paid out of the income of the contract and is taxable. Provided that the cash received by you on a Preferred Withdrawal within 15 years of the Policy Date does not exceed investment in your Policy (generally, premiums paid less any premiums previously recovered in Preferred Withdrawals), we believe that no portion of such cash will be treated as paid out of the income of your Policy and taxed to you because the death benefit under your Policy is not reduced. The absence of regulations or other authority interpreting Section 7702, however, creates some uncertainty and thus there can be no assurance that the IRS might not take the position that a portion of the cash distributed to you on a Preferred Withdrawal should be treated as being paid out of income of your Policy and taxed to you. Cash distributed to you on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to you to the extent that it exceeds the cost basis under your Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as Indebtedness of the Owner, and that no part of any loan under the Policy will constitute income to you unless your Policy is surrendered or matures or lapses. However, interest on Policy Indebtedness paid (or accrued by an accrual basis taxpayer) may be deductible. Tax law provisions may limit the deduction of interest payable on loans and on loan proceeds that are used to purchase or carry certain life insurance policies.

  Other. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. While we believe under IRS pronouncements currently in effect, that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify our mortality charges used for the purpose of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX
CONSIDERATIONS, A QUALIFIED TAX ADVISER SHOULD BE CONSULTED.

  WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR OUR INCOME TAXES

  In the provisions of the IRC on life insurance, variable life insurance generally is treated in a manner consistent with traditional fixed life insurance. We will periodically review the question of a charge to the Separate Account or the Policy for our federal income taxes. A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account. Charges might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with our view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940 or by the Fund. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in its own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the voting instructions for all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account and/or if any of our non-insurance subsidiaries holds shares of a Portfolio, we will vote those shares in the same proportion as other votes cast by all of our separate accounts in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

CONFIRMATION STATEMENTS AND OTHER REPORTS TO OWNERS

  We will send you confirmations for premium payments and transfers, loans, loan repayments, loan interest transfers, Preferred and Partial Withdrawals, a surrender, and on payment of any death benefit proceeds.

Confirmation of scheduled transactions under dollar cost averaging, portfolio rebalancing, and monthly deductions will appear on your quarterly statement.

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the quarter, indicating the death benefit, Accumulated Value, Cash Surrender Value, and any Policy Indebtedness as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law.

  You will also be sent annual financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  We reserve the right, subject to compliance with the laws as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future, under the Policies.

  Where required, we will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts which may include additional Subaccounts of the Separate Account to serve as investment options under the Policies, which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the any such entity.

CHANGES TO COMPLY WITH LAW

  We reserve the right to make any change without your consent to the provisions of the Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to, requirements for life insurance contracts, under the Internal Revenue Code, under regulations of the United States Treasury Department or any state statute.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations of a change in a Policy Owner's Accumulated Value may be expressed in terms of a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value. Performance quotations may be based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year, or from the commencement of operation of the Variable Account. If a Portfolio has been in existence for a longer period of time than its corresponding Variable Account, we may also present hypothetical returns that the Variable Account would have achieved had it invested in its Corresponding Portfolio for periods through the commencement of operations of the Portfolio. For the period that a particular Variable Account has been in existence, the performance will be actual performance and not hypothetical in nature. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, and the mortality and expense risk charge. The quotation may also reflect the deduction of the unrecovered deferred load, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do not assume a surrender and do not take into account deduction of unrecovered deferred load.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your premium payments and transfer Accumulated Value to our Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of our General Account which consists of all assets owned by us other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate premium payments to the Fixed Account, the Variable Account, or both. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with interest at a rate of 0.327374% per month, compounded monthly, for an effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may in our sole discretion pay current interest in excess of the 4% guarantee. The current interest rate will be that rate in effect on the Policy Date and as effected thereafter for each Policy Anniversary. Once declared for a Policy on its anniversary, the current rates are guaranteed for one year until the next Policy Anniversary. The portion of your Accumulated Value that has been used to secure Policy Indebtedness will accrue interest at a rate of 0.327374% per month, compounded monthly, for an effective annual rate of 4%.

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Account as for an Owner who has Accumulated Value in the Variable Accounts. The death benefit will be the greater of the Face Amount or Accumulated Value multiplied by a specified percentage (see "Death Benefit").

POLICY CHARGES

  Premium load and the Policy charges for the administrative charge and the cost of insurance will be the same whether you allocate premium payments or transfer Accumulated Value to the Fixed Account or allocate premium payments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, to such extent, you will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period. Further, you may not transfer more than the greater of 25% of your accumulated value in the Fixed Account or $5,000 in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may only be made in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Connecticut, Georgia, Maryland, North Carolina, North Dakota or Pennsylvania may make such a transfer at any time during the first 18 Policy Months.

  You may also make full surrenders, Preferred Withdrawals, and Partial Withdrawals to the same extent as a Policy Owner who has allocated Accumulated Value to the Variable Accounts. See "Surrender", and "Preferred and Partial Withdrawal Benefits". In addition, to the same extent as Policy Owners with Accumulated Value in the Variable Accounts, you may obtain a Policy Loan and borrow up to 90% of Cash Surrender Value attributable to the Fixed Account less Policy Indebtedness. See "Policy Loans". Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Insured by written request on forms provided by us and received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, you or your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED

  After the first Policy year and subject to our approval, you may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to us, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the date the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age and risk classification.

  We reserve the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons, (1) if compliance with the guideline premium limitations under tax laws resulting from the exchange of Insured would result in the immediate termination of the Policy or likely result in its termination before the Policy's Maturity Date, or (2) if, to effect the requested exchange of Insured, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

  The charge of $100 will be imposed to cover the costs of processing an exchange of Insured. This amount will not be credited to or deducted from Accumulated Value, but must be paid directly to us by you before the request for an exchange of Insured will be processed.

THE CONTRACT

  The Policy is a contract between you and us. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Preferred Withdrawals, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all information needed to process a payment or transfer or, if sooner, other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

    . The New York Stock Exchange is closed on other than customary weekend and holiday closings or trading on the New York Stock Exchange is restricted as determined by the SEC; or

    . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

    . The SEC by order permits postponement for the protection of Policy
      Owners.

ASSIGNMENT

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached option or rider, will be subject to the assignment. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations".)

ERRORS ON THE APPLICATION

  If the Age of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age, or the death benefit derived by multiplying Accumulated Value by the specified percentage for the correct Age.

INCONTESTABILITY

  We may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Face Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE

  If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any Policy Indebtedness and less the amount of any Preferred Withdrawals. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, we will limit the death benefit proceeds to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any Indebtedness, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Face Amount, we will refund the cost of insurance charges made with respect to such increase.

PARTICIPATING

  The Policy is participating and will share in our surplus earnings. However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, we will send you an illustration of estimated future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a fee for requests for illustrations in excess of one per Policy Year.

PAYMENT PLAN

  Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, withdrawal, or death benefits may be used to purchase any other Payment Plan that we make available at that time.

DISTRIBUTION OF THE POLICY

  Pacific Mutual Distributors, Inc. ("PMD"), a wholly-owned subsidiary of ours, is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement.

  We and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC and members of the NASD. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer by us and PMD for sales of the product may vary with the Sales Agreement, but is not expected to exceed 5% of premium payments. Broker-dealers may also receive an annual renewal compensation of no more than .20% of the excess of Accumulated Value less Policy Indebtedness over $50,000, computed monthly and payable at the end of each Policy Year. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise and may elect to receive Compensation on a deferred basis. We make no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                        MORE ABOUT PACIFIC MUTUAL LIFE

MANAGEMENT

  Our directors and officers are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

  NAME AND POSITION                 PRINCIPAL OCCUPATION LAST FIVE YEARS
  -----------------                 ------------------------------------
Thomas C. Sutton        Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of    of Pacific Mutual Life; Equity Board Member of PIMCO
the                      Advisors L.P.; Director of: Newhall Land & Farming; The
Board and Chief Execu-   Irvine Company; Edison International; Pacific Corinthian
tive                     Life Insurance Company; similar positions with other
Officer                  subsidiaries of Pacific Mutual Life.

  NAME AND POSITION                 PRINCIPAL OCCUPATION LAST FIVE YEARS
  -----------------                 ------------------------------------
Glenn S. Schafer        Director (since November 1994) and President of Pacific
Director and President   Mutual Life, January 1995 to present; Executive Vice
                         President and Chief Financial Officer of Pacific Mutual
                         Life, March 1991 to January 1995; Equity Board Member of
                         PIMCO Advisors L.P.; Director of Pacific Corinthian Life
                         Insurance Company; similar positions with other
                         subsidiaries of Pacific Mutual Life.

Richard M. Ferry        Director of Pacific Mutual Life; President, Director and
Director                 Chairman of Korn/Ferry International; Director of: Avery
                         Dennison Corporation; ConAm Management; First Business
                         Bank; Mullin Consulting, Inc.; Northwestern Restaurants,
                         Inc.; Dole Food Co. Address: 1800 Century Park East, Suite
                         900, Los Angeles, California 90067.

Donald E. Guinn         Director of Pacific Mutual Life; Chairman Emeritus and
Director                 Director of Pacific Telesis Group; Director of: The Dial
                         Corp.; Bank of America NT & SA; BankAmerica Corporation.
                         Address: Pacific Telesis Center, 130 Kearny Street, Room
                         3704, San Francisco, California 94108-4818.

Ignacio E. Lozano, Jr.  Director of Pacific Mutual Life; Chairman and former Editor-
Director                 in-Chief of La Opinion; Director of: BankAmerica
                         Corporation; Bank of America NT&SA; The Walt Disney
                         Company; Pacific Enterprises. Address: 411 West Fifth
                         Street, 12th Floor, Los Angeles, California 90013.

Charles A. Lynch        Director of Pacific Mutual Life; Chairman and former Chief
Director                 Executive Officer of Fresh Choice, Inc.; Director of:
                         Nordstrom, Inc.; PST Vans, Inc.; SRI International, Inc.;
                         Age Wave; Bojangles Acquisition Corp.; Cucina Holdings,
                         Inc.; KRH' Thermal Systems; La Salsa Restaurants; Mid
                         Peninsula Bank; Chairman of Market Value Partners Company.
                         Address: 2901 Tasman Drive, Suite 109, Santa Clara,
                         California 95054-1169.

Dr. Allen W. Mathies,   Director of Pacific Mutual Life ; Director and President
Jr. Director             Emeritus of Huntington Memorial Hospital; Director of
                         Occidental College; former President and Chief Executive
                         Officer of Huntington Memorial Hospital. Address: 314
                         Arroyo Drive, South Pasadena, California 91030.

Charles D. Miller       Director of Pacific Mutual Life; Director, Chairman, and
Director                 Chief Executive Officer of Avery Dennison Corporation;
                         Director of: Great Western Financial Corporation;
                         Korn/Ferry International; Nationwide Health Properties,
                         Inc.; Edison International. Address: 150 North Orange Grove
                         Boulevard, Pasadena, California 91103.

Donn B. Miller          Director of Pacific Mutual Life; President and Chief
Director                 Executive Officer of Pearson-Sibert Oil Co. of Texas;
                         Director of: The Irvine Company; Automobile Club of
                         Southern California; St. John's Hospital and Health Center
                         Foundation; former Senior Partner with the law firm of
                         O'Melveny & Meyers. Address: 136 El Camino, Suite 216,
                         Beverly Hills, California 90212.

Jacqueline C. Morby     Director of Pacific Mutual Life, February 1996 to present;
Director                 Managing Director and former Partner of TA Associates,
                         Inc., Director of: Ontrack Data International, Inc.; ANSYS,
                         Inc., Pivot Point, Inc.; R&D Systems, Inc.; Axent
                         Technologies Inc. Address: 116 Woodland Road, Pittsburgh,
                         Pennsylvania 15232

  NAME AND POSITION                   PRINCIPAL OCCUPATION LAST FIVE YEARS
  -----------------                   ------------------------------------
J. Fernando Niebla        Director of Pacific Mutual Life, May 1995 to present; Vice
Director                   Chairman and Director of Pacer Infotec, Inc.; Director,
                           Chairman and Chief Executive Officer of Infotec Commercial
                           Systems, formerly Infotec Development, Inc.; Director of:
                           Union Bank of California. Address: 3611 South Harbor
                           Boulevard, Suite 260, Santa Ana, CA 92704.

Susan Westerberg Prager   Director of Pacific Mutual Life; Dean of the UCLA School of
Director                   Law at the University of California at Los Angeles;
                           Director of Lucille Salter Packard Children's Hospital of
                           Stanford. Address: 405 Hilgard Avenue, Room 3374, Los
                           Angeles, California 90095-1476.

Richard M. Rosenberg      Director of Pacific Mutual Life, November 1995 to present;
Director                   Director, Chairman and Chief Executive Officer (Retired) of
                           BankAmerica Corporation; Director of: Airborne Express
                           Corporation; K-2 Incorporated; Northrop Grumman
                           Corporation; Potlatch Corporation; Pacific Telesis Group.
                           Address: 555 California Street, 11th Floor, San Francisco,
                           California 94104.

James R. Ukropina         Director of Pacific Mutual Life; Partner with the law firm
Director                   of O'Melveny & Meyers; former Chairman and Chief Executive
                           Officer of Pacific Enterprises; Director of Lockheed Martin
                           Corporation; Trustee of Stanford University. Address: 400
                           S. Hope Street, 16th Floor, Los Angeles, California 90071-
                           2899.

Raymond L. Watson         Director of Pacific Mutual Life; Vice Chairman and Director
Director                   of The Irvine Company; Director of: The Walt Disney
                           Company; The Mitchell Energy and Development Company and
                           The Tejon Ranch. Address: 550 Newport Center Drive, Ninth
                           Floor, Newport Beach, California 92660.

Lynn C. Miller            Executive Vice President, Individual Insurance, of Pacific
Executive Vice President   Mutual Life, January 1995 to present; Senior Vice
                           President, Individual Insurance of Pacific Mutual Life 1989
                           to 1995.

David R. Carmichael       Senior Vice President and General Counsel of Pacific Mutual
Senior Vice President      Life; Director of: Pacific Corinthian Life Insurance
and General Counsel        Company; PM Group Life Insurance Company.

Audrey L. Milfs           Vice President and Corporate Secretary of Pacific Mutual
Vice President and         Life; Similar positions with other subsidiaries of Pacific
Corporate Secretary        Mutual Life.

Edward Byrd               Vice President and Controller of Pacific Mutual Life, August
Vice President and         1992 to present; Vice President, Corporate Audit and
Controller                 Financial Planning of Pacific Mutual Life, November 1991 to
                           August 1992.

Khanh T. Tran             Senior Vice President and Chief Financial Officer of Pacific
Senior Vice President      Mutual Life, June 1996 to present; Vice President and
and Chief Financial Of-    Treasurer of Pacific Mutual Life, November 1991 to June
ficer                      1996; Chief Financial Officer to other subsidiaries of
                           Pacific Mutual Life.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by us or any of our affiliates to any person listed for services rendered to the Account.

STATE REGULATION

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  You may request a transfer of Accumulated Value or a Policy Loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") is on file at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be processed as of the end of that Valuation Date in accordance with your instructions (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon your submission of a Telephone Authorization, you authorize us to accept and act upon telephone instructions for transfers or loans involving your Policy, and agree that neither we, any of our affiliates, Pacific Select Fund, nor any of their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this prospectus and our organization, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT AUDITORS

  The audited consolidated financial statements for Pacific Mutual Life as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 and the audited financial statements for Pacific Select Separate Account as of December 31, 1996 and for the two years ended December 31, 1996 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included herein in reliance upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements of Pacific Select Separate Account as of December 31, 1996 and for the two years then ended, are set forth herein, starting on page 39. The audited consolidated financial statements of Pacific Mutual Life as of December 31, 1996 and December 31, 1995 and for the three years then ended December 31, 1996 are set forth herein starting on page 47.

  The financial statements of Pacific Mutual Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Pacific Select Separate Account (comprised of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Growth LT, Equity Income, Multi-Strategy, Equity Index, and International Variable Accounts) as of December 31, 1996 and the related statement of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective variable accounts constituting the Pacific Select Separate Account as of December 31, 1996 and the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 14, 1997

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996
(IN THOUSANDS)

                                    HIGH
                          MONEY    YIELD   MANAGED  GOVERNMENT           GROWTH   EQUITY   MULTI-   EQUITY   INTER-
                          MARKET    BOND     BOND   SECURITIES  GROWTH     LT     INCOME  STRATEGY  INDEX   NATIONAL
                         VARIABLE VARIABLE VARIABLE  VARIABLE  VARIABLE VARIABLE VARIABLE VARIABLE VARIABLE VARIABLE
                         ACCOUNT  ACCOUNT  ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT
                         -------- -------- -------- ---------- -------- -------- -------- -------- -------- --------
ASSETS
Investments:
 Money Market Portfolio
  (21 Shares; cost
  $209).................   $209
 High Yield Bond Portfo-
  lio (563 shares; cost
  $5,166)...............           $5,593
 Managed Bond Portfolio
  (49 shares; cost
  $514).................                     $525
 Government Securities
  Portfolio (31 shares;
  cost $336)............                               $325
 Growth Portfolio (253
  shares; cost $3,972)..                                        $5,420
 Growth LT Portfolio (75
  shares; cost $975)....                                                 $1,235
 Equity Income Portfolio
  (139 shares; cost
  $2,135)...............                                                          $2,850
 Multi-Strategy Portfo-
  lio (65 shares; cost
  $777).................                                                                    $954
 Equity Index Portfolio
  (115 shares; cost
  $2,083)...............                                                                            $2,345
 International Portfolio
  (257 shares; cost
  $3,374)...............                                                                                     $3,954
                           ----    ------    ----      ----     ------   ------   ------    ----    ------   ------
TOTAL ASSETS............    209     5,593     525       325      5,420    1,235    2,850     954     2,345    3,954
                           ====    ======    ====      ====     ======   ======   ======    ====    ======   ======
LIABILITIES
Payables:
 Mortality and expense
  risk fee..............               10       1                    9        2        5       2         4        7
                           ----    ------    ----      ----     ------   ------   ------    ----    ------   ------
TOTAL LIABILITIES.......               10       1                    9        2        5       2         4        7
                           ----    ------    ----      ----     ------   ------   ------    ----    ------   ------
NET ASSETS..............   $209    $5,583    $524      $325     $5,411   $1,233   $2,845    $952    $2,341   $3,947
                           ====    ======    ====      ====     ======   ======   ======    ====    ======   ======

See Notes to Financial Statements.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                      HIGH
                           MONEY     YIELD   MANAGED   GOVERNMENT           GROWTH   EQUITY   MULTI-   EQUITY   INTER-
                           MARKET     BOND     BOND    SECURITIES  GROWTH     LT     INCOME  STRATEGY  INDEX   NATIONAL
                          VARIABLE  VARIABLE VARIABLE   VARIABLE  VARIABLE VARIABLE VARIABLE VARIABLE VARIABLE VARIABLE
                          ACCOUNT   ACCOUNT  ACCOUNT    ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT
                          --------  -------- --------  ---------- -------- -------- -------- -------- -------- --------
INVESTMENT INCOME
 Dividends..............  $    28   $   429  $    36    $    24   $   547  $    10  $   159  $    70  $    39  $    71
EXPENSES
 Mortality and expense
  risk fee..............        5        33        3          2        45        8       18        6       10       20
                          -------   -------  -------    -------   -------  -------  -------  -------  -------  -------
NET INVESTMENT INCOME...       23       396       33         22       502        2      141       64       29       51
                          -------   -------  -------    -------   -------  -------  -------  -------  -------  -------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVEST-
 MENTS
 Net realized gain
  (loss) from security
  transactions..........       (1)        5        3         (3)      860       32       49        6       24       31
 Net unrealized
  appreciation
  (depreciation) on
  investments...........        7       103      (18)       (13)      231      145      267       31      188      465
                          -------   -------  -------    -------   -------  -------  -------  -------  -------  -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.........        6       108      (15)       (16)    1,091      177      316       37      212      496
                          -------   -------  -------    -------   -------  -------  -------  -------  -------  -------
NET INCREASE IN NET AS-
 SETS RESULTING FROM OP-
 ERATIONS...............  $    29   $   504  $    18    $     6   $ 1,593  $   179  $   457  $   101  $   241  $   547
                          =======   =======  =======    =======   =======  =======  =======  =======  =======  =======

See Notes to Financial Statements.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                      HIGH
                           MONEY     YIELD    MANAGED  GOVERNMENT            GROWTH    EQUITY    MULTI-   EQUITY      INTER-
                           MARKET     BOND      BOND   SECURITIES  GROWTH      LT      INCOME   STRATEGY  INDEX      NATIONAL
                          VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE VARIABLE    VARIABLE
                          ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT     ACCOUNT
                          --------  --------  -------- ---------- --------  --------  --------  -------- --------    --------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
 Net investment income..  $    23   $   396    $  33     $  22    $   502   $     2   $   141    $  64   $    29     $    51
 Net realized gain
 (loss) from security
 transactions...........       (1)        5        3        (3)       860        32        49        6         24         31
 Net unrealized
 appreciation
 (depreciation) on
 investments............        7       103      (18)      (13)       231       145       267       31        188        465
                          -------   -------    -----     -----    -------   -------   -------    -----   -------     -------
NET INCREASE IN NET AS-
SETS
RESULTING FROM OPERA-
TIONS...................       29       504       18         6      1,593       179       457      101                   547
                          -------   -------    -----     -----    -------   -------   -------    -----   -------     -------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfers of net premi-
 ums....................                                                2                   2
 Transfers--policy
 charges and deductions.       (8)      (39)      (5)       (5)      (108)      (12)      (80)     (16)        (26)      (52)
 Transfers in (from
 other variable ac-
 counts)................   11,217     5,077       79        12      4,076       496       413        9      1,899      2,052
 Transfers out (to other
 variable accounts).....  (12,403)   (3,676)     (42)      (20)    (7,965)     (332)     (241)      (2)        (17)      (90)
 Transfers--other.......      (13)       (3)               (29)      (141)      (16)      (67)       2        (20)       (81)
                          -------   -------    -----     -----    -------   -------   -------    -----       ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS
DERIVED FROM POLICY
TRANSACTIONS............   (1,207)    1,359       32       (42)    (4,136)      136        27       (7)                1,829
                          -------   -------    -----     -----    -------   -------   -------    -----   -------     -------
NET INCREASE (DECREASE)
 IN NET ASSETS..........   (1,178)    1,863       50       (36)    (2,543)      315       484       94      2,077      2,376
NET ASSETS
 Beginning of year......    1,387     3,720      474       361      7,954       918     2,361      858        264      1,571
                          -------   -------    -----     -----    -------   -------   -------    -----   -------     -------
 End of year............  $   209   $ 5,583    $ 524     $ 325    $ 5,411   $ 1,233   $ 2,845    $ 952    $ 2,341    $ 3,947
                          =======   =======    =====     =====    =======   =======   =======    =====   =======     =======

See Notes to Financial Statements.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                     HIGH
                           MONEY    YIELD   MANAGED  GOVERNMENT           GROWTH   EQUITY   MULTI-   EQUITY   INTER-
                           MARKET    BOND     BOND   SECURITIES  GROWTH     LT     INCOME  STRATEGY  INDEX   NATIONAL
                          VARIABLE VARIABLE VARIABLE  VARIABLE  VARIABLE VARIABLE VARIABLE VARIABLE VARIABLE VARIABLE
                          ACCOUNT  ACCOUNT  ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT
                          -------- -------- -------- ---------- -------- -------- -------- -------- -------- --------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS
 Net investment income..   $   67   $  254    $ 24      $ 17     $   14    $ 59    $   20    $ 21     $  4    $   20
 Net realized gain
  (loss) from security
  transactions..........       (2)      15       1        (3)       155      15       136      32       24        25
 Net unrealized appreci-
  ation on investments..        3      304      36        42      1,508     112       451     115       52       111
                           ------   ------    ----      ----     ------    ----    ------    ----     ----    ------
NET INCREASE IN NET
 ASSETS
 RESULTING FROM
 OPERATIONS.............       68      573      61        56      1,677     186       607     168       80       156
                           ------   ------    ----      ----     ------    ----    ------    ----     ----    ------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM POLICY
 TRANSACTIONS
 Transfers--policy
  charges and
  deductions*...........      (26)     (41)      2        (5)      (109)     (7)      (50)    (15)     (16)      (45)
 Transfers in (from
  other variable
  accounts).............       35       47     330        25      1,201     688       498      15                473
 Transfers out (to other
  variable accounts)....   (1,065)     (34)    (22)      (16)    (1,098)    (32)     (927)              (9)      (70)
 Transfers--other*......      (27)     (27)     (9)      (24)      (110)    (13)     (105)             (39)      (88)
                           ------   ------    ----      ----     ------    ----    ------    ----     ----    ------
INCREASE (DECREASE) IN
 NET ASSETS DERIVED FROM
 POLICY TRANSACTIONS....   (1,083)     (55)    301       (20)      (116)    636      (584)      0      (64)      270
                           ------   ------    ----      ----     ------    ----    ------    ----     ----    ------
NET INCREASE (DECREASE)
 IN NET ASSETS..........   (1,015)     518     362        36      1,561     822        23     168       16       426
NET ASSETS
 Beginning of year......    2,402    3,202     112       325      6,393      96     2,338     690      248     1,145
                           ------   ------    ----      ----     ------    ----    ------    ----     ----    ------
 End of year............   $1,387   $3,720    $474      $361     $7,954    $918    $2,361    $858     $264    $1,571
                           ======   ======    ====      ====     ======    ====    ======    ====     ====    ======

-----
* Prior year amounts have been reclassified to conform with current year presentation.
See Notes to Financial Statements.

                        PACIFIC SELECT SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  The Pacific Select Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and during 1996 was comprised of twelve subaccounts called Variable
Accounts: the Money Market Variable Account, the High Yield Bond Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the Growth Variable Account, the Aggressive Equity Variable Account, the Growth LT Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the Equity Index Variable Account, the International Variable Account, and the Emerging Markets Variable Account. The assets in each Variable Account are invested in shares of the corresponding portfolios of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies. The financial statements of the Fund, including the portfolios of investments, are included elsewhere in this report and should be read in conjunction with the separate Account's financial statements.

  The Separate Account has organized and registered with the Securities and Exchange Commission two new Variable Accounts, the Aggressive Equity Variable Account and the Emerging Markets Variable Account, under the Investment Company Act of 1940. There was no operational activity through December 31, 1996 in both Variable Accounts.

  The Separate Account was established by Pacific Mutual Life Insurance Company ("Pacific Mutual") on November 20, 1986 and commenced operations on January 7, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Mutual. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Mutual, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Mutual.

  The Separate Account held by Pacific Mutual represents funds from individual flexible premium variable life policies. The assets of these accounts are carried at market value.

  The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 A. Valuation of Investments

  Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Fund is discussed in the notes to their financial statements.

 B. Security Transactions

  Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

 C. Federal Income Taxes

  The operations of the Separate Account will be reported on the Federal income tax return of Pacific Mutual, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Mutual with respect to the operations of the Separate Account.

2. DIVIDENDS

  During 1996, the Fund has declared dividends for each portfolio except for the Emerging Markets Portfolio. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of each related portfolio.

3. CHARGES AND EXPENSES

  Pacific Mutual charges the Separate Account daily for mortality and expense risks assumed with respect to variable life insurance policies funded by the Separate Account at an annual rate of 0.70% of the average daily net assets of each Variable Account. Under the policies, Pacific Mutual makes certain deductions from the net assets of each Variable Account for sales load, administrative expenses, state premium taxes, cost of insurance and charges for optional benefits. The operating expenses of the Separate Account are paid by Pacific Mutual.

                        PACIFIC SELECT SEPARATE ACCOUNT

4. RELATED PARTY AGREEMENT

  Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Mutual, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account and is compensated by Pacific Mutual.

5. SELECTED ACCUMULATION UNIT** INFORMATION

  Selected accumulation unit information for the year ended December 31, 1996 were as follows:

                                           HIGH
                                 MONEY    YIELD   MANAGED  GOVERNMENT
                                 MARKET    BOND     BOND   SECURITIES  GROWTH
                                VARIABLE VARIABLE VARIABLE  VARIABLE  VARIABLE
                                ACCOUNT  ACCOUNT  ACCOUNT   ACCOUNT   ACCOUNT
                                -------- -------- -------- ---------- --------
ACCUMULATION UNIT
 VALUE:
 Beginning                      $  14.45 $  21.16 $  19.64  $  18.89  $  27.60
                                ======== ======== ========  ========  ========
 Ending                         $  15.08 $  23.39 $  20.34  $  19.31  $  33.90
                                ======== ======== ========  ========  ========
Number of Units Outstanding at
 End of Year                      13,843  238,658   25,744    16,830   159,620
                                 GROWTH   EQUITY   MULTI-    EQUITY    INTER-
                                   LT     INCOME  STRATEGY   INDEX    NATIONAL
                                VARIABLE VARIABLE VARIABLE  VARIABLE  VARIABLE
                                ACCOUNT  ACCOUNT  ACCOUNT   ACCOUNT   ACCOUNT
                                -------- -------- -------- ---------- --------
ACCUMULATION UNIT
 VALUE:
 Beginning                      $  15.28 $  23.16 $  21.06  $  18.26  $  16.84
                                ======== ======== ========  ========  ========
 Ending                         $  17.89 $  27.47 $  23.54  $  22.19  $  20.39
                                ======== ======== ========  ========  ========
Number of Units Outstanding at
 End of Year                      68,915  103,533   40,429   105,503   193,550

-------
** Accumulation Unit: unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period.

PACIFIC SELECT SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. POLICY OWNERS' COST OF INVESTMENT IN THE FUND SHARES

  The investment in the Fund shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains) in such shares after deduction of mortality and expense risk (M&E) charges. Total cost and market value of total Policy Owners' investments in the Fund as of December 31, 1996 were as follows (amounts in thousands):

                               MONEY   HIGH YIELD MANAGED  GOVERNMENT
                               MARKET     BOND      BOND   SECURITIES  GROWTH
                              VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE
                              ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                              -------- ---------- -------- ---------- --------
Total cost of investments at
beginning of year             $ 1,395    $ 3,398  $   445   $   358   $ 6,741
Add:  Total proceeds from
      sales of units net of
      M&E charges                   3      1,412       77         2       142
  Reinvested distributions
  from the Fund:
   (a) Net investment income       28        391       27        16        26
   (b) Net realized gain                      38        9         8       521
                              -------   --------  -------   -------   -------
       Sub-Total                1,426      5,239      558       384     7,430
Less:  Cost of investments
       disposed during the
       year                     1,217         73       44        48     3,458
                              -------   --------  -------   -------   -------
Total cost of investments at
end of year                       209      5,166      514       336     3,972
Add:  Unrealized
      appreciation
      (depreciation)                         427       11       (11)    1,448
                              -------   --------  -------   -------   -------
Total market value of
investments at end of year    $   209   $  5,593  $   525   $   325   $ 5,420
                              =======   ========  =======   =======   =======
                               GROWTH    EQUITY    MULTI-    EQUITY    INTER-
                                 LT      INCOME   STRATEGY   INDEX    NATIONAL
                              VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE
                              ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                              -------- ---------- -------- ---------- --------
Total cost of investments at
beginning of year             $   803   $ 1, 915  $   713   $   189   $ 1,458
Add:  Total proceeds from
      sales of units net of
      M&E charges                 243        307       10     1,893     2,019
  Reinvested distributions
  from the Fund:
   (a) Net investment income       10         34       26        32        71
   (b) Net realized gain                     125       44         7
                              -------   --------  -------   -------   -------
       Sub-Total                1,056      2,381      793     2,121     3,548
Less:  Cost of investments
       disposed during the
       year                        81        246       16        38       174
                              -------   --------  -------   -------   -------
Total cost of investments at
end of year                       975      2,135      777     2,083     3,374
Add: Unrealized appreciation      260        715      177       262       580
                              -------   --------  -------   -------   -------
Total market value of
investments at end of year    $ 1,235   $  2,850  $   954   $ 2,345   $ 3,954
                              =======   ========  =======   =======   =======

    INDEPENDENT AUDITORS' REPORT

    Pacific Mutual Life Insurance Company and Subsidiaries:

    We have audited the accompanying consolidated statements of financial position of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") as of December 31, 1996 and 1995, and the related consolidated statements of operations and equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

    As discussed in Note 1 to the consolidated financial statements, the Company has adopted all applicable generally accepted accounting principles relating to mutual life insurance companies for all periods presented.


    DELOITTE & TOUCHE LLP

    Costa Mesa, California
    February 22, 1997

             Pacific Mutual Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                               December 31,
                                                              1996      1995
-------------------------------------------------------------------------------
                                                               (In Millions)
ASSETS
Investments:
  Securities available for sale at fair value:
    Fixed maturity securities                               $12,193.8 $11,359.2
    Equity securities                                           260.8     218.5
  Short-term investments                                         66.1     103.3
  Mortgage loans                                              1,477.3   1,346.2
  Real estate                                                   280.0     288.6
  Policy loans                                                3,131.8   2,793.3
  Other investments                                             208.0     214.6
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                            17,617.8  16,323.7
Cash and cash equivalents                                       109.0     286.1
Deferred policy acquisition costs                               531.5     391.1
Accrued investment income                                       202.5     198.8
Other assets                                                    462.4     416.5
Separate account assets                                       8,142.1   5,686.9
-------------------------------------------------------------------------------
TOTAL ASSETS                                                $27,065.3 $23,303.1
-------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities:
  Universal life, annuity and other investment contract de-
   posits                                                   $13,877.4 $12,719.4
  Future policy benefits                                      2,442.0   2,378.9
  Policyholders' dividends payable                               64.5      65.3
  Borrowings                                                    120.5      83.0
  Surplus notes                                                 149.6     149.6
  Other liabilities                                             572.0     586.6
  Separate account liabilities                                8,142.1   5,686.9
-------------------------------------------------------------------------------
Total Liabilities                                            25,368.1  21,669.7
-------------------------------------------------------------------------------
Commitments and contingencies
Equity:
  Retained earnings                                           1,318.0   1,151.4
  Unrealized gain on available for sale securities, net         379.2     482.0
-------------------------------------------------------------------------------
Total Equity                                                  1,697.2   1,633.4
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                                $27,065.3 $23,303.1
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF OPERATIONS AND EQUITY

                                                    Years Ended December 31,
                                                     1996      1995     1994
-------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Insurance premiums                                 $  465.4  $  458.5 $  455.9
Policy fees from universal life, annuity and
 other investment contract deposits                   348.6     309.0    280.0
Net investment income                               1,063.0   1,022.3    933.6
Net realized capital gains (losses)                    68.3      77.6     (2.1)
Investment management fees                             14.1      12.9    144.6
Other income                                          188.6     139.4    203.6
-------------------------------------------------------------------------------
TOTAL REVENUES                                      2,148.0   2,019.7  2,015.6
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                   653.2     654.2    638.6
Policy benefits paid or provided                      664.7     668.5    590.2
Commission expenses                                   199.8     167.8    139.9
Operating expenses                                    350.0     308.3    433.8
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                         1,867.7   1,798.8  1,802.5
-------------------------------------------------------------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES              280.3     220.9    213.1
Provision for income taxes                            113.7      86.1    111.7
-------------------------------------------------------------------------------
NET INCOME                                            166.6     134.8    101.4
Equity, beginning of year                           1,633.4     809.3    942.8
Change in unrealized gain (loss) on available for
 sale securities, net                                (102.8)    689.3   (234.9)
-------------------------------------------------------------------------------
EQUITY, END OF YEAR                                $1,697.2  $1,633.4 $  809.3
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1996       1995       1994
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   166.6  $   134.8  $   101.4
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation and amortization                      (1.4)     (30.4)     (28.3)
  Deferred income taxes                             (49.7)     (30.3)      26.2
  Net realized capital (gains) losses               (68.3)     (77.6)       2.1
  Deferred policy acquisition costs                (140.4)      48.8     (126.5)
  Interest credited to universal life, annuity
   and other investment contract deposits           653.2      654.2      638.6
  Change in accrued investment income                (3.7)     (16.1)      28.5
  Change in future policy benefits                   63.1       89.3       48.7
  Change in policyholders' dividends payable         (0.8)      (0.5)      (0.2)
  Change in other assets and liabilities            169.7      172.9      (51.2)
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           788.3      945.1      639.3
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
  Purchases                                      (4,525.0)  (3,001.3)  (4,376.9)
  Sales                                           2,511.0    1,940.3    2,690.3
  Maturities and repayments                       1,184.7      926.9    1,220.4
Held to maturity securities:
  Purchases                                                   (181.9)    (415.0)
  Sales                                                         62.3
  Maturities and repayments                                    111.0      202.2
Repayments of mortgage loans                        220.4      267.7      399.1
Proceeds from sales of mortgage loans and real
 estate                                              14.5       27.4       52.8
Purchases of mortgage loans and real estate        (414.3)    (244.7)    (237.7)
Distributions from partnerships                      78.8       49.0
Change in policy loans                             (338.5)    (389.8)    (349.7)
Change in short-term investments                     37.2      (66.7)     129.0
Other investing activity, net                      (120.1)    (121.1)      15.7
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,351.3)    (620.9)    (669.8)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 Years Ended December 31,
(Continued)                                      1996       1995       1994
-------------------------------------------------------------------------------
                                                       (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                     $ 2,105.0  $ 1,437.9  $ 1,355.0
  Withdrawals                                   (1,756.6)  (1,774.2)  (1,376.0)
Net change in borrowings                            37.5      (43.8)      36.9
-------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING AC-
 TIVITIES                                          385.9     (380.1)      15.9
-------------------------------------------------------------------------------
Net change in cash and cash equivalents           (177.1)     (55.9)     (14.6)
Cash and cash equivalents, beginning of year       286.1      342.0      356.6
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR         $   109.0  $   286.1  $   342.0
-------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMA-
 TION
Federal income taxes paid                      $   185.9  $    96.9  $    82.8
Interest paid                                  $    27.2  $    23.3  $    24.1
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual Life") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual Life conducts business in every state except New York.

    Pacific Mutual Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business operations provide a broad range of life insurance, accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Mutual Life provides a variety of group employee benefits, as well as investment management and advisory services.

    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Mutual Life and its wholly-owned insurance subsidiaries, Pacific Corinthian Life Insurance Company ("PCL"-
    Note 3), PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its noninsurance subsidiaries, Pacific Financial Asset Management Corporation ("PFAMCo"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc., Pacific Mezzanine Associates, L.L.C. and MC Associates, LLC. All significant intercompany transactions and balances have been eliminated. Pacific Mutual Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

    On December 21, 1995, Pacific Mutual Life completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual Life. Prior to the reorganization PFAMCo was a wholly-owned, second-tier subsidiary of Pacific Mutual Life. The intermediate company, Pacific Financial Holding Company ("PFHC"), and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual Life which consisted of investments in subsidiaries as follows: PFAMCo, PMD and PM Group.

    ACCOUNTING PRONOUNCEMENTS ADOPTED

    Pacific Mutual Life has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation") issued by the Financial Accounting Standards Board. SFAS No. 120 and the Interpretation require that mutual life insurance companies and their insurance subsidiaries adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. This differs from prior years when Pacific Mutual Life issued its regulatory financial statements as general purpose financial statements. The accompanying consolidated financial statements for 1996, 1995 and 1994 reflect the effects of implementing SFAS No. 120 and the Interpretation.

    On January 1, 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires that long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used shall be assessed for recoverability if certain events or changes in circumstances are present. An impairment loss shall be recognized if the carrying amount of

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    the asset exceeds the fair value of the asset. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    On January 1, 1996, the Company also adopted SFAS No. 122, "Accounting for Mortgage Servicing Rights." SFAS No. 122 requires that rights acquired to service mortgage loans for others be recognized separately from the mortgage loan asset. SFAS No. 122 also requires that capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights and any impairment should be recognized through a valuation allowance. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," as amended by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125." SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. This statement provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. The Company currently plans to adopt SFAS No. 125 beginning on January 1, 1997. The adoption is not expected to have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    INVESTMENTS

    Fixed maturity securities and equity securities are reported at fair value, with unrealized gains and losses, net of deferred income tax and adjustments to related deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial position. Trading securities, which are included in short-term investments, are reported at fair value with unrealized gains and losses included in net realized capital gains (losses) on the accompanying consolidated statements of operations.

    For mortgage-backed securities included in fixed maturity securities the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

    In the first and second quarter of 1995, Pacific Mutual Life sold two securities from the held to maturity category. The amortized cost of the securities was $62.3 million and a net after tax loss of $0.7 million was realized on the sales. The securities were sold due to the significant deterioration of the issuer's creditworthiness.

    Beginning with the third quarter of 1995, Pacific Mutual Life transferred approximately $1.5 billion of securities from the held to maturity category to the available for sale category. This amount represented the amortized cost of the securities at the date of transfer. The fair value of those securities was approximately $1.6 billion, resulting in a net after tax unrealized gain of $52.5 million, which was reflected as a direct increase to equity. The change in classification was a result of a change in management's intent with respect to these securities. In order to have the flexibility to respond to changes in interest rates and to take advantage of changes in the availability of and the yield on alternative investments, management has determined that the reclassification of these securities as available for sale was appropriate.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Realized gains and losses on investment transactions are determined on a specific identification basis and are included in revenues.

    Short-term investments are carried at fair value and include all trading securities.

    Derivative financial instruments are carried at fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are reflected in operations.

    Mortgage loans and policy loans are stated at unpaid principal balances.

    Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

    On November 15, 1994, PFAMCo and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding General and Limited Partner units of PIMCO Advisors as of December 31, 1996 and 1995. This investment, which is included in other investments on the accompanying consolidated statements of financial position, is accounted for on the equity method.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1996, 1995 and 1994, net amortization of deferred policy acquisition costs included in operating expenses amounted to $70.0 million, $63.3 million and $44.2 million, respectively, on the accompanying consolidated statements of operations and equity.

    PRESENT VALUE OF FUTURE PROFITS

    Included in other assets is $16.1 million and $38.4 million which represents the present value of estimated future profits of acquired business in connection with the rehabilitation of First Capital Life Insurance Company ("FCL" -Note 3) as of December 31, 1996 and 1995, respectively. The aforementioned future profits are discounted to

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) provide an appropriate rate of return and are being amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1996, 1995 and 1994 amounted to $24.2 million, $17.1 million and $4.7 million, respectively. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

    UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

    Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies ranged from 4% to 8.4% during 1996, 1995 and 1994.

    The following detail of universal life, annuity and other investment contract deposits is as follows:

                                                December 31,
                                               1996      1995
                                             -------------------
                                                (In Millions)
         Universal life                      $ 7,562.5 $ 6,930.7
         Annuity                               2,459.3   2,426.6
         Other investment contract deposits    3,855.6   3,362.1
                                             -------------------
                                             $13,877.4 $12,719.4
                                             -------------------

    The following detail of universal life, annuity and other investment contract deposits policy fees and interest credited is as follows:

                                               Years Ended December 31,
                                                1996   1995   1994
                                               ------------------------
                                                  (In Millions)
         Policy fees
           Universal life                      $318.4 $292.6 $267.1
           Annuity                               26.6   12.8    9.4
           Other investment contract deposits     3.6    3.6    3.5
                                               --------------------
         Total policy fees                     $348.6 $309.0 $280.0
                                               --------------------
         Interest credited
           Universal life                      $279.3 $258.6 $226.9
           Annuity                              131.9  125.2  120.7
           Other investment contract deposits   242.0  270.4  291.0
                                               --------------------
         Total interest credited               $653.2 $654.2 $638.6
                                               --------------------

    FUTURE POLICY BENEFITS

    Life insurance reserves are valued using the net level premium method. Interest rate assumptions range from 4.5% to 9.3% for 1996, 1995 and 1994. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Included in policy benefits paid or provided on the accompanying consolidated statements of operations and equity are dividends to policyholders.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1996 and 1995, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

    STATE GUARANTY FUND ASSESSMENTS

    Insurance companies are subject to assessments by life and health guaranty associations in most states in which they are licensed to do business. These assessments are based on the volume and type of business they sell in those states and may be partially recovered in some states through a future reduction in premium taxes. Based on current information available from the National Organization of Life and Health Guaranty Association, the Company, as of December 31, 1996, has accrued in other liabilities on the accompanying consolidated statements of financial position an amount adequate for anticipated payments of known insolvencies, net of estimated recoveries of premium tax offsets.

    REVENUES AND EXPENSES

    Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

    Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

    Investment management fees are recorded as revenues during the period such services are performed.

    DEPRECIATION AND AMORTIZATION

    Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 15 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over varying periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations and equity. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations and equity.

    FEDERAL INCOME TAXES

    Pacific Mutual Life is taxed as a life insurance company for Federal income tax purposes and files a consolidated Federal income tax return with all its includable domestic subsidiaries. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policyholders and contract owners.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 5 and 6 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  STATUTORY RESULTS

    The following are reconciliations of statutory surplus and statutory net income for Pacific Mutual Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as equity and net income included in the accompanying consolidated financial statements:

                                                              December 31,
                                                            1996      1995
                                                          ------------------
                                                            (In Millions)
         Statutory surplus                                $  815.2  $  723.2
           Deferred policy acquisition costs                 542.0     411.9
           Unrealized gain on available for sale securi-
            ties, net                                        379.2     482.0
           Asset valuation reserve                           209.4     191.4
           Deferred income tax                               174.6     129.2
           Subsidiary equity                                  60.7      66.0
           Non-admitted assets                                22.8      22.5
           Surplus notes                                    (149.6)   (149.6)
           Insurance and annuity reserves                   (340.4)   (249.1)
           Other                                             (16.7)      5.9
                                                          ------------------
         Equity as reported herein                        $1,697.2  $1,633.4
                                                          ------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  STATUTORY RESULTS (CONTINUED)

                                                        Years Ended December 31,
                                                         1996    1995    1994
                                                        -----------------------
                                                           (In Millions)
         Statutory net income                           $113.1  $ 85.1  $ 81.0
           Deferred policy acquisition costs             111.2    76.4    59.4
           Deferred income tax                            70.9    31.5   (27.7)
           Interest maintenance reserve                    3.8    12.2    (7.7)
           Net realized gain (loss) on trading
            securities                                   (11.6)   13.2    (2.0)
           Earnings of subsidiaries                      (33.0)    5.9    20.7
           Insurance and annuity reserves                (91.3)  (95.5)  (28.2)
           Other                                           3.5     6.0     5.9
                                                        ----------------------
         Net income as reported herein                  $166.6  $134.8  $101.4
                                                        ----------------------

    RISK-BASED CAPITAL

    Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of a company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. As of December 31, 1996 and 1995, the Company's ratios exceeded the minimum risk-based capital requirements.

    DIVIDENDS

    Dividends to Pacific Mutual Life from its insurance subsidiaries are subject to regulatory restrictions and approvals. The maximum amount of dividends that can be paid by PM Group cannot exceed the lesser of 10% of surplus as regards to policyholders, or the net statutory gain from operations, without prior approval from the Insurance Commissioner of the State of Arizona. During 1996, 1995 and 1994, PM Group received approval to pay extraordinary dividends in excess of these limitations. PM Group paid dividends of $25 million, $25 million and $20 million for the years ended December 31, 1996, 1995 and 1994 of which $18 million, $17.2 million and $12.4 million, respectively, were considered extraordinary.

    In accordance with the terms of the rehabilitation agreement (Note 3), PCL is precluded from paying any dividends during the rehabilitation period without the prior consent of the Insurance Department of the State of California. No such dividends have been paid.

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual Life, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of FCL. In accordance with the five-year rehabilitation agreement, insurance policies of FCL were restructured and substantially all the assets and certain liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement and have been accounted for as a purchase transaction.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated statutory surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. PCL will merge into Pacific Mutual Life, with Pacific Mutual Life as the surviving entity, within thirty days following September 30, 1997, the end of the rehabilitation period.

    In the event PCL is unable to pay contract benefits, Pacific Mutual Life is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

4.  ACQUISITION OF INSURANCE BLOCK OF BUSINESS

    In 1996, Pacific Mutual Life signed a definitive agreement to acquire a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. This block consists of approximately 40,000 policies, having a face amount of $9 billion and reserves of $1.7 billion. This block is primarily non-leveraged COLI. The transaction is expected to close during the first half of 1997.

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

    The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized  Estimated
                                       Amortized ----------------    Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     As of December 31, 1996:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   297.9   $ 11.2   $  0.3 $   308.8
     Obligations of states, political
      subdivisions and foreign
      governments                          638.1     46.2      1.0     683.3
     Corporate securities                6,848.3    506.3     91.9   7,262.7
     Mortgage-backed and asset-backed
      securities                         3,753.6     98.0     19.4   3,832.2
     Redeemable preferred stock            102.5      6.4      2.1     106.8
                                       -------------------------------------
     Total Fixed Maturity Securities   $11,640.4   $668.1   $114.7 $12,193.8
                                       -------------------------------------
     Equity Securities                 $   229.6   $ 40.8   $  9.6 $   260.8
                                       -------------------------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     As of December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   378.4   $ 33.4          $   411.8
     Obligations of states, political
      subdivisions and foreign
      governments                          625.1     70.7   $ 3.3      692.5
     Corporate securities                6,179.1    537.1    45.0    6,671.2
     Mortgage-backed and asset-backed
      securities                         3,366.9    138.6    12.0    3,493.5
     Redeemable preferred stock             89.4      3.1     2.3       90.2
                                       -------------------------------------
     Total Fixed Maturity Securities   $10,638.9   $782.9   $62.6  $11,359.2
                                       -------------------------------------
     Equity Securities                 $   192.3   $ 32.2   $ 6.0  $   218.5
                                       -------------------------------------

    The amortized cost and estimated fair values of fixed maturity securities as of December 31, 1996, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                    ----------------------
                                                         (In Millions)
         Available for Sale:
         Due in one year or less                      $ 1,482.3 $ 1,489.0
         Due after one year through five years          2,830.0   3,042.3
         Due after five years through ten years         1,907.4   1,991.7
         Due after ten years                            1,667.1   1,838.6
                                                    ----------------------
                                                        7,886.8   8,361.6
         Mortgage-backed and asset-backed securities    3,753.6   3,832.2
                                                    ----------------------
         Total                                        $11,640.4 $12,193.8
                                                    ----------------------

    Proceeds from sales of all available for sale securities during 1996, 1995 and 1994 were $2.5 billion, $1.9 billion and $2.7 billion, respectively. Gross gains of $89.3 million, $58.0 million and $56.0 million and gross losses of $29.9 million, $32.3 million and $70.8 million were realized on those sales during 1996, 1995 and 1994, respectively.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    Major categories of investment income are summarized as follows:

                                     Years Ended December 31,
                                      1996     1995     1994
                                    --------------------------
                                          (In Millions)
         Fixed maturity securities  $  831.6 $  808.1 $  741.3
         Equity securities              17.8      7.3      8.9
         Mortgage loans                107.9    112.9    136.3
         Real estate                    51.3     43.2     37.2
         Policy loans                  113.0    105.2     89.0
         Other                          48.9     47.1      3.3
                                    --------------------------
           Gross investment income   1,170.5  1,123.8  1,016.0
         Investment expense            107.5    101.5     82.4
                                    --------------------------
           Net investment income    $1,063.0 $1,022.3 $  933.6
                                    --------------------------

    The change in gross unrealized gain (loss) on investments in available for sale and trading securities is as follows:

                                                       December 31,
                                                  1996      1995    1994
                                                 --------------------------
                                                      (In Millions)
         Available for sale and trading
          securities:
           Fixed maturity                        $(169.1) $1,039.3 $(320.6)
           Equity                                    6.5      17.2   (29.7)
                                                 --------------------------
         Total                                   $(162.6) $1,056.5 $(350.3)
                                                 --------------------------

    As of December 31, 1996 and 1995, investments in fixed maturity securities with a carrying value of $19.6 million and $20.5 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    No investment, aggregated by issuer, exceeded 10% of total equity as of December 31, 1996.

    The Company has no non-income producing fixed maturity securities, mortgage loans, real estate or other long-term investments as of December 31, 1996.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS

    The estimated fair values of the Company's financial instruments are as follows:

                                    December 31, 1996    December 31, 1995
                                   -------------------- --------------------
                                   Carrying  Estimated  Carrying  Estimated
                                    Amount   Fair Value  Amount   Fair Value
                                   -----------------------------------------
                                                 (In Millions)
     Assets:
       Fixed maturity and equity
        securities (Note 5)        $12,454.6 $12,454.6  $11,577.7 $11,577.7
       Mortgage loans                1,477.3   1,533.9    1,346.2   1,535.1
       Policy loans                  3,131.8   3,131.8    2,793.3   2,793.3
       Cash and cash equivalents       109.0     109.0      286.1     286.1
       Derivative financial in-
        struments:
         Interest rate floors and
          caps, options and
          swaptions                     59.3      59.3       39.4      39.4
         Interest rate swap con-
          tracts                         1.0       1.0        2.4       2.4
         Credit and total return
          swaps                          1.1       1.1        1.0       1.0
     Liabilities:
       Guaranteed interest con-
        tracts                       2,948.3   3,056.1    2,375.9   2,459.3
       Deposit liabilities             799.6     800.6      876.3     899.4
       Annuity liabilities           2,459.4   2,459.4    2,427.2   2,427.2
       Surplus notes                   149.6     157.5      149.6     157.7
       Derivative financial in-
        struments:
         Options written                 1.5       1.5        1.5       1.5
         Asset swap contracts           12.5      12.5        3.5       3.5
         Foreign currency deriva-
          tives                          4.3       4.3        5.0       5.0

    The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1996 and 1995:

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flow, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The carrying amounts of policy loans are a reasonable estimate of their fair values.

    CASH AND CASH EQUIVALENTS

    The carrying amounts of these items are a reasonable estimate of their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on quoted market prices, dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

    A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                  Balance                              Balance
                                 Beginning               Terminations    End
                                  of Year  Acquisitions and Maturities of Year
                                 ---------------------------------------------
                                                 (In Millions)
     December 31, 1996:
       Interest rate floors and
        caps, options and
        swaptions                $2,159.6    $3,075.0      $  371.4    $4,863.2
       Interest rate swap con-
        tracts                      619.6       620.9         252.2       988.3
       Asset swap contracts          20.0        15.3           5.3        30.0
       Credit and total return
        swaps                       146.1       307.2          96.8       356.5
       Financial futures con-
        tracts                      310.1     3,358.9       3,059.8       609.2
       Foreign currency deriva-
        tives                        15.4        43.1          17.1        41.4
     December 31, 1995:
       Interest rate floors and
        caps, options and
        swaptions                 1,950.9     1,126.6         917.9     2,159.6
       Interest rate swap con-
        tracts                      370.5       339.0          89.9       619.6
       Asset swap contracts                      30.0          10.0        20.0
       Credit and total return
        swaps                       116.3        99.8          70.0       146.1
       Financial futures con-
        tracts                      137.6     1,877.0       1,704.5       310.1
       Foreign currency deriva-
        tives                        35.2                      19.8        15.4

    Interest Rate Floors and Caps, Options and Swaptions
    ----------------------------------------------------

    The Company uses interest rate floors and caps, options and swaptions to hedge against fluctuations in interest rates and in its total return portfolios. Interest rate floor agreements entitle the Company to receive the differential, if below, between the specified rate and the current value of the underlying index. Interest rate cap agreements entitle the Company to receive the differential, if above, between the specified rate and the current value of the underlying index. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors are reported as assets and options written are reported as liabilities in the consolidated statements of financial position. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement. Interest rate floors and caps, options and swaptions mature during fiscal years 1997 through 2007.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Interest Rate Swap Contracts
    ----------------------------

    The Company uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The interest rate swap contracts mature during fiscal years 1997 through 2026.

    Asset Swap Contracts
    --------------------

    The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for preferred cash flow streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The asset swap contracts mature during fiscal years 1998 through 2000.

    Credit and Total Return Swaps
    -----------------------------

    The Company uses credit and total return swaps to take advantage of market opportunities. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Credit and total return swaps mature during fiscal years 1997 through 2013.

    Financial Futures Contracts
    ---------------------------

    The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or delivery of the financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

    Foreign Currency Derivatives
    ----------------------------

    The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Foreign currency derivatives expire during fiscal years 1997 through 2006.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES
    -----------------------------------------------------

    The estimated fair values of fixed maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

    SURPLUS NOTES

    The estimated fair value of surplus notes is based on market quotes.

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    Pacific Mutual Life has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $1.1 billion as of December 31, 1996, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual Life receives a fee which varies by contract. Pacific Mutual Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7.  CONCENTRATION OF CREDIT RISK

    The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    The Company is exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. However, the Company does not anticipate nonperformance by the counterparties.

8.  BORROWINGS

    Pacific Mutual Life borrows for short-term needs by issuing commercial paper. There were no commercial paper borrowings outstanding as of December 31, 1996 and 1995. Pacific Mutual Life has a revolving credit facility available of $250 million as of December 31, 1996 and 1995. There were no borrowings under the revolving credit facility outstanding as of December 31, 1996 and 1995.

    PFHC had the ability to borrow up to $50 million from certain banks at variable rates of interest. On December 21, 1995, outstanding loans totaling $37 million were transferred to PFAMCo (Note 1). The borrowing limit as of December 31, 1996 and 1995 was $150 million and $100 million, respectively. The interest rate averaged 5.6%, 6.1% and 4.6% for the years ended December 31, 1996, 1995 and 1994, respectively. The balance outstanding as of December 31, 1996 and 1995 totaled $95.5 million and $53 million, respectively. Outstanding borrowings are due and payable in 1997 and are subject to renewal.

    During 1992, PFHC entered into a credit agreement with a group of banks for borrowings of $45 million. Proceeds of this note were paid to PCL in connection with the issuance of a certificate of contribution by PCL (Note 3). On December 31, 1996 and 1995, the applicable interest rate was 6.2% and 6.5%, respectively. The outstanding balance of $25 million as of December 31, 1996 was prepaid per the terms of the agreement on January 27, 1997.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SURPLUS NOTES

    Pacific Mutual Life has $150 million of Surplus Notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Surplus Notes may not be redeemed at the option of Pacific Mutual Life or any holder of the Notes. The Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual Life. Each payment of interest on and the payment of principal of the Surplus Notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for the years ended December 31, 1996, 1995 and 1994 and is included in net investment income in the accompanying consolidated statements of operations and equity.

10. INCOME TAXES

    As required by SFAS No. 109, "Accounting for Income Taxes," the Company accounts for income taxes using the liability method. Under SFAS No. 109, the deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new law is enacted. Recording the effects of the change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                   Years Ended December 31,
                    1996    1995    1994
                   ------------------------
                      (In Millions)
         Current   $163.5  $116.4  $ 85.5
         Deferred   (49.8)  (30.3)   26.2
                   ----------------------
                   $113.7  $ 86.1  $111.7


    The sources of the Company's provision for deferred taxes are as follows:

                                            Years Ended December 31,
                                             1996    1995    1994
                                            ------------------------
                                               (In Millions)
         Deferred policy acquisition costs  $  2.1  $ (6.0) $ (5.0)
         Interest in advance                   2.0     2.9    25.4
         Investment valuation                 (7.3)    8.1    11.4
         Reserves                            (28.5)  (28.7)    7.1
         Other                               (18.1)   (6.6)  (12.7)
                                            ----------------------
                                            $(49.8) $(30.3) $ 26.2
                                            ----------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (CONTINUED)

    A reconciliation of the provision for income taxes based on the prevailing corporate tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                  Years Ended December 31,
                                                  1996     1995      1994
                                                ---------------------------
                                                      (In Millions)
       Income taxes at the statutory rate         $ 98.1   $ 77.3    $ 74.6
       Equity tax-current year                      16.3               36.1
       Amortization of intangibles on equity
        method investments                           6.5      6.5
       Non-taxable investment income                (2.1)    (2.1)     (4.7)
       Equity tax-recomputation of prior years     (17.3)
       Other                                        12.2      4.4       5.7
                                                ---------------------------
                                                  $113.7   $ 86.1    $111.7
                                                ---------------------------

    The net deferred tax asset (liability) included in other assets on the accompanying consolidated statement of financial position was comprised of the tax effects of the following temporary differences:

                                                           December 31,
                                                          1996     1995
                                                         ----------------
                                                          (In Millions)
       Reserves                                          $ 244.9  $ 216.4
       Deferred compensation                                27.6     25.4
       Investment valuation                                 24.0     16.7
       Postretirement benefits                               9.8      9.4
       Dividends                                             9.6     10.4
       Interest in advance                                   1.7      3.6
       Depreciation                                         (9.8)   (10.0)
       Deferred policy acquisition costs                   (43.9)   (41.8)
       Other                                                22.1      6.1
                                                         ----------------
       Deferred taxes from operations                      286.0    236.2
       Unrealized gain on available for sale securities   (204.5)  (259.6)
                                                         ----------------
       Net deferred tax asset (liability)                $  81.5  $ (23.4)
                                                         ----------------

11. REINSURANCE

    The Company accounts for reinsurance transactions utilizing SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration And Long-Duration Contracts." SFAS No. 113 establishes the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial position.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. REINSURANCE (CONTINUED)

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of the producer-owned reinsurance company, to diversify risk and retain top producing agents. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                            December 31,
                                           1996    1995
                                          --------------
                                          (In Millions)
       Reinsured universal life deposits  $(35.9) $(42.7)
       Future policy benefits               90.0    87.7
       Unpaid claims                         4.6     7.8
       Paid claims                           8.4     7.9

    As of December 31, 1996, 85% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1996     1995     1994
                                                     ------------------------
                                                           (In Millions)
       Ceded reinsurance netted against insurance
        premiums                                     $   44.3 $   29.2 $   26.0
       Assumed reinsurance included in insurance
        premiums                                         17.8     15.6     20.2
       Ceded reinsurance netted against policy fees      71.0     66.5     66.7
       Ceded reinsurance netted against net
        investment income                               192.5    176.6    151.0
       Ceded reinsurance netted against interest
        credited                                        155.2    140.0    119.9
       Ceded reinsurance netted against policy
        benefits                                         56.7     51.4     45.4
       Assumed reinsurance included in policy
        benefits                                          9.9     14.5     16.8

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. SEGMENT INFORMATION

    The operations of the Company have been classified into four business segments as follows: Individual Life Insurance and Annuities, Pensions, Group Employee Benefits and Corporate and Other. These segments are based on the organization of the Company and are generally distinguished by the products offered. The Corporate and Other segment generally includes the assets and operations that do not support the other segments such as certain non-life insurance related subsidiary operations. Depreciation expense and capital expenditures are not material and have not been reported. Revenues, income before income taxes and assets by segment are as follows:

                                                   Years Ended December 31,
                                                   1996      1995      1994
                                                 ------------------------------
                                                         (In Millions)
      Revenues:
        Individual Life Insurance and Annuities  $   962.1 $   927.0 $   795.9
        Pensions                                     507.3     513.9     464.0
        Group Employee Benefits                      454.2     419.3     423.7
        Corporate and Other                          224.4     159.5     332.0
                                                 -----------------------------
                                                 $ 2,148.0 $ 2,019.7 $ 2,015.6
                                                 -----------------------------
      Income before income taxes:
        Individual Life Insurance and Annuities  $    92.0 $   102.3 $    94.8
        Pensions                                      80.7      53.3      34.3
        Group Employee Benefits                       24.7      25.2      36.5
        Corporate and Other                           82.9      40.1      47.5
                                                 -----------------------------
                                                 $   280.3 $   220.9 $   213.1
                                                 -----------------------------
                                                         December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Assets:
        Individual Life Insurance and Annuities  $15,484.4 $12,953.2 $10,912.3
        Pensions                                   8,097.2   7,592.5   6,497.9
        Group Employee Benefits                      344.4     329.8     341.3
        Corporate and Other                        3,139.3   2,427.6   1,954.3
                                                 -----------------------------
                                                 $27,065.3 $23,303.1 $19,705.8
                                                 -----------------------------

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS

    PENSION PLAN

    Pacific Mutual Life provides a qualified noncontributory defined benefit pension plan which covers all eligible employees who have one year of continuous employment and have attained age 21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Mutual Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Mutual Life, as well as participating units of a real estate trust and mutual funds managed by an indirect subsidiary of Pacific Mutual Life.

    Components of net periodic pension cost are as follows:

                                                       Years Ended December
                                                               31,
                                                        1996    1995    1994
                                                      ------------------------
                                                          (In Millions)
      Service cost-benefits earned during the year     $  3.7  $  2.8  $  3.2
      Interest cost on projected benefit obligation       9.4     8.8     8.5
      Actual return on plan assets                      (19.7)  (24.1)    0.6
      Amortization of net obligations and prior
       service cost                                       8.0    14.0   (11.4)
                                                      ------------------------
      Net periodic pension cost                        $  1.4  $  1.5  $  0.9
                                                      ------------------------

     The following table sets forth the Plan's funded status and amounts recognized on Pacific Mutual Life's consolidated statements of financial position:

                                                              December 31,
                                                             1996     1995
                                                           ----------------
                                                            (In Millions)
      Actuarial present value of benefit obligation:
        Vested benefits                                    $ 114.4  $ 115.8
        Nonvested benefits                                     1.2      0.8
                                                            ----------------
      Accumulated benefit obligation                         115.6    116.6
      Effect of projected future compensation increases       18.5     19.5
                                                            ----------------
      Projected benefit obligation                           134.1    136.1
      Plan assets at fair value                             (141.2)  (125.6)
                                                            ----------------
      Plan assets (in excess) less than projected benefit
       obligation                                             (7.1)    10.5
      Unrecognized net gain (loss)                             2.5    (15.5)
      Unrecognized transition asset                            6.0      7.2
      Unrecognized prior service cost                          2.2      2.5
                                                            ----------------
      Accrued pension cost                                 $   3.6  $   4.7
                                                            ----------------

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1996 and 1995, the weighted average discount rate used was 7.5% and 7%, respectively, and the rate of increase in future compensation levels was 6% for both years. The expected long-term rate of return on plan assets was 8.5% in 1996 and 1995.

    POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

    Pacific Mutual Life sponsors a defined benefit health care plan and a defined benefit life insurance plan ("the Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual Life's

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under the programs during 1996, 1995 and 1994 was approximately $1.6 million, $1.7 million and $1.7 million, respectively.

    Components of net periodic postretirement benefit cost are as follows:

                                                      Years Ended
                                                     December 31,
                                                   1996   1995   1994
                                                 ----------------------
                                                     (In Millions)
         Service cost                              $ 0.2  $ 0.2  $ 0.2
         Interest cost                               1.5    1.9    1.8
         Amortization                               (0.3)  (0.3)  (0.3)
                                                 ----------------------
         Net periodic postretirement benefit cost  $ 1.4  $ 1.8  $ 1.7
                                                 ----------------------

    The following table sets forth the Plan's funded status and amounts recorded in other liabilities on the accompanying consolidated statements of financial position:

                                                         December 31,
                                                         1996  1995
                                                         -------------
                                                         (In Millions)
         Accumulated postretirement obligation:
           Retirees                                      $17.3 $20.9
           Fully eligible active plan participants         2.0   1.7
           Other active plan participants                  2.5   2.3
                                                          ----------
         Total accumulated postretirement obligation      21.8  24.9
         Fair value of plan assets                          --    --
                                                          ----------
         Unfunded accumulated postretirement obligation   21.8  24.9
         Unrecognized net gain                             3.7   0.4
         Prior service cost                                1.3   1.6
                                                          ----------
         Accrued postretirement benefit liability        $26.8 $26.9
                                                          ----------

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 9% for 1996 and 10% for 1995 and is assumed to decrease gradually to 4% in 2003 and remain at that level thereafter. The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1996 and 1995 would be increased by 11.5% and 10.9%, respectively. The effect of this change would increase the aggregate of the service and interest cost components of the net periodic benefit cost by 12.3%, 11.4% and 13.6% for 1996, 1995 and 1994, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 7% for 1996 and 1995, respectively.

    OTHER PLANS

    Pacific Mutual Life has a voluntary Retirement Incentive Savings Plan pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Mutual Life matches 50% of each employees' contributions, up to a maximum of six percent of eligible compensation.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    Pacific Mutual Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

14. TRANSACTIONS WITH AFFILIATES

    Pacific Mutual Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Mutual Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $14.3 million, $6.5 million and $3.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. In addition, Pacific Mutual Life entered into an agreement with the Pacific Select Fund on October 1, 1995, to provide certain support services for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $108,000 and $28,550 for the years ended December 31, 1996 and 1995, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $6.2 million, $5.0 million and $0.4 million for the years ended December 31, 1996, 1995 and 1994, respectively. Included in equity securities on the accompanying consolidated statements of financial position are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $110.6 million and $77.6 million as of December 31, 1996 and 1995, respectively.

    Pacific Mutual Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.4 million, $1.9 million and $0.2 million for the years ended December 31, 1996, 1995 and 1994, respectively.

15. SUBSIDIARY PROFIT-SHARING PLANS AND OTHER COMPENSATION PLANS

    Prior to the PIMCO Advisors transaction (Note 1), certain of PFAMCo's direct subsidiaries had nonqualified profit-sharing plans (the "Profit-Sharing Plans") covering certain key employees ("Key Employees") and other employees. The Profit-Sharing Plans provided for awards based on the profitability of the respective subsidiary, as defined in the employment agreements. Such profitability was primarily based on income before income taxes and before profit-sharing. The awards ranged from 40% to 80% of such amounts depending on the level of profitability. The profit-sharing awards were fully vested as of the PIMCO Advisors transaction date of November 15, 1994.

    In addition, Key Employees of certain indirect subsidiaries participated in long-term incentive plans that provided compensation under the Profit-Sharing Plans for a specified period of time subsequent to their termination of employment. These plans were terminated as of the PIMCO Advisors transaction date.

    Effective November 15, 1994, termination and non-competition agreements were entered into with certain Key Employees. These agreements provide terms and conditions for the allocation of future proceeds from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future payments to be made to a Key Employee is determinable, a liability for such amount is established and is included in other liabilities in the consolidated statements of financial position.

    For the years ended December 31, 1996, 1995 and 1994, approximately $35.3 million, $28.6 million and $166.9 million, respectively, is included in operating expenses in the consolidated statements of operations related to the above agreements.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16. INVESTMENT COMMITMENTS

    The Company has outstanding commitments to make investments in fixed maturities and other investments as follows (In Millions):

          Years Ending
          December 31:
          ------------
           1997                 $193.1
           1998-2001             109.0
           2002 and thereafter    19.5
                                ------
          Total                 $321.6
                                ------

17. LITIGATION

    The Company is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the consolidated financial position of the Company.
    --------------------------------------------------------------------------

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

    1. Age 45, Single Premium of $10,000, and initial death benefit of
       $36,268

    2. Age 45, Single Premium of $50,000, and initial death benefit of
       $198,748

    3. Age 45, Single Premium of $100,000, and initial death benefit of
       $400,221

    4. Age 55, Single Premium of $50,000, and initial death benefit of
       $134,670

    5. Age 55, Single Premium of $100,000, and initial death benefit of
       $271,084

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  It should be noted that the illustrated values are the same for both males and females.

  The second column of each table labeled "Total Premium Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the single premium (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year. These illustrations assume that no Policy loans have been made. The values were calculated using the guaranteed maximum Cost of Insurance Charges.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values, reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Variable Accounts. These values also take into account the premium load and any administration charges. The daily investment advisory fee is assumed to be equivalent to an annual weighted rate of 0.62% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the weighted average investment advisory fee applicable to the Portfolios of the Fund available to the Separate Account. The daily charge by us for assuming mortality and expense risk is equivalent to a charge at an annual rate of 0.70% of the average net assets of the Variable Accounts.

  The tables also reflect other expenses of the Fund at the weighted rate of 0.18% of the average daily net assets of a Portfolio, adjusted to reflect a decrease in fees for certain operating expenses, which amounts to 0.80% of the average daily net assets of a Portfolio including the investment advisory fee, operating expenses, and any foreign taxes for the year ended December 31, 1996, were the following percentages of the average daily net assets of the
Portfolios: 0.02% for the Equity Income Portfolio; 0.01% for the Multi-Strategy Portfolio; 0.38% for the International Portfolio; 0.02% for the Growth LT Portfolio; 0.01% for the Equity Portfolio; and 0.01% for the Equity Index Portfolio. For the Emerging Markets Portfolio, which commenced operations as of April 1, 1996, foreign taxes (annualized) were 0.14% of average daily net assets.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of return of -1.49%, 4.42%, and 10.33%. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since we are not currently making these charges.

  We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, Face Amount and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                                     VALUES
                  BASED ON GUARANTEED COST OF INSURANCE RATES

ISSUE AGE: 45                                     SINGLE PREMIUM AMOUNT: $10,000
CLASS: MALE NONSMOKER                   GUIDELINE MINIMUM DEATH BENEFIT: $36,268

                                    END OF YEAR DEATH
                                     BENEFIT ASSUMING
                        TOTAL       HYPOTHETICAL GROSS
                      PREMIUMS   ANNUAL INVESTMENT RETURN
            END OF    PAID PLUS             OF
            POLICY   INTEREST AT ----------------------------
             YEAR        5%        0%        6%        12%
            ------   ----------- -------   -------   --------
               1       $10,500   $36,268   $36,268   $ 36,268
               2       $11,025   $36,268   $36,268   $ 36,268
               3       $11,576   $36,268   $36,268   $ 36,268
               4       $12,155   $36,268   $36,268   $ 36,268
               5       $12,763   $36,268   $36,268   $ 36,268
               6       $13,401   $36,268   $36,268   $ 36,268
               7       $14,071   $36,268   $36,268   $ 36,268
               8       $14,775   $36,268   $36,268   $ 36,268
               9       $15,513   $36,268   $36,268   $ 36,268
              10       $16,289   $36,268   $36,268   $ 36,268
              15       $20,789   $36,268   $36,268   $ 44,330
              20       $26,533   $     0 * $36,268   $ 63,504
              25       $33,864   $     0 * $36,268   $ 95,000
              30       $43,219   $     0 * $     0 * $138,460
              35       $55,160   $     0 * $     0 * $216,694

            END OF YEAR ACCUMULATED      END OF YEAR NET CASH
                     VALUE                  SURRENDER VALUE
             ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
                 GROSS ANNUAL                GROSS ANNUAL
   END OF    INVESTMENT RETURN OF        INVESTMENT RETURN OF
   POLICY   --------------------------- ---------------------------
    YEAR      0%       6%        12%      0%       6%        12%
   ------   ------   -------   -------- ------   -------   --------
      1     $9,635   $10,221   $ 10,806 $8,685   $ 9,271   $  9,856
      2     $9,166   $10,342   $ 11,588 $8,311   $ 9,487   $ 10,733
      3     $8,686   $10,456   $ 12,443 $7,926   $ 9,696   $ 11,683
      4     $8,197   $10,562   $ 13,380 $7,532   $ 9,897   $ 12,715
      5     $7,694   $10,657   $ 14,408 $7,124   $10,087   $ 13,838
      6     $7,176   $10,741   $ 15,536 $6,701   $10,266   $ 15,061
      7     $6,639   $10,810   $ 16,775 $6,259   $10,430   $ 16,395
      8     $6,081   $10,861   $ 18,139 $5,796   $10,576   $ 17,854
      9     $5,496   $10,889   $ 19,642 $5,306   $10,699   $ 19,452
     10     $4,881   $10,892   $ 21,302 $4,786   $10,797   $ 21,207
     15     $1,595   $10,816   $ 33,082 $1,595   $10,816   $ 33,082
     20     $    0 * $ 9,582   $ 52,052 $    0 * $ 9,582   $ 52,052
     25     $    0 * $ 5,491   $ 81,896 $    0 * $ 5,491   $ 81,896
     30     $    0 * $     0 * $129,402 $    0 * $     0 * $129,402
     35     $    0 * $     0 * $206,375 $    0 * $     0 * $206,375

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                                    VALUES
                  BASED ON GUARANTEED COST OF INSURANCE RATES

ISSUE AGE: 45                                    SINGLE PREMIUM AMOUNT: $50,000
CLASS: MALE NONSMOKER                 GUIDELINE MINIMUM DEATH BENEFIT: $198,748

                               END OF YEAR DEATH BENEFIT
                     TOTAL              ASSUMING
                   PREMIUMS    HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS      INVESTMENT RETURN OF
         POLICY   INTEREST AT ------------------------------
           YEAR       5%         0%        6%        12%
         ------   ----------- --------  --------  ----------
            1      $ 52,500   $198,748  $198,748  $  198,748
            2      $ 55,125   $198,748  $198,748  $  198,748
            3      $ 57,881   $198,748  $198,748  $  198,748
            4      $ 60,775   $198,748  $198,748  $  198,748
            5      $ 63,814   $198,748  $198,748  $  198,748
            6      $ 67,005   $198,748  $198,748  $  198,748
            7      $ 70,355   $198,748  $198,748  $  198,748
            8      $ 73,873   $198,748  $198,748  $  198,748
            9      $ 77,566   $198,748  $198,748  $  198,748
           10      $ 81,445   $198,748  $198,748  $  198,748
           15      $103,946   $198,748  $198,748  $  232,181
           20      $132,665   $      0* $198,748  $  335,048
           25      $169,318   $      0* $198,748  $  503,557
           30      $216,097   $      0* $      0* $  736,095
           35      $275,801   $      0* $      0* $1,154,155

         END OF YEAR ACCUMULATED        END OF YEAR NET CASH
                  VALUE                   SURRENDER VALUE
          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
               GROSS ANNUAL                 GROSS ANNUAL
END OF     INVESTMENT RETURN OF         INVESTMENT RETURN OF
POLICY  ---------------------------- ----------------------------
  YEAR    0%       6%        12%       0%       6%        12%
------  -------  -------  ---------- -------  -------  ----------
   1    $48,369  $51,304  $   54,240 $44,369  $47,304  $   50,240
   2    $46,282  $52,191  $   58,450 $42,682  $48,591  $   54,850
   3    $44,136  $53,046  $   63,050 $40,936  $49,846  $   59,850
   4    $41,926  $53,868  $   68,088 $39,126  $51,068  $   65,288
   5    $39,637  $54,642  $   73,605 $37,237  $52,242  $   71,205
   6    $37,262  $55,362  $   79,658 $35,262  $53,362  $   77,658
   7    $34,780  $56,011  $   86,304 $33,180  $54,411  $   84,704
   8    $32,177  $56,574  $   93,611 $30,977  $55,374  $   92,411
   9    $29,427  $57,029  $  101,654 $28,627  $56,229  $  100,854
  10    $26,506  $57,355  $  110,523 $26,106  $56,955  $  110,123
  15    $10,269  $58,210  $  173,269 $10,269  $58,210  $  173,269
  20    $     0* $52,991  $  274,629 $     0* $52,991  $  274,629
  25    $     0* $32,862  $  434,101 $     0* $32,862  $  434,101
  30    $     0* $     0* $  687,939 $     0* $     0* $  687,939
  35    $     0* $     0* $1,099,195 $     0* $     0* $1,099,195

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                                    VALUES
                  BASED ON GUARANTEED COST OF INSURANCE RATES

ISSUE AGE: 45                                   SINGLE PREMIUM AMOUNT: $100,000
CLASS: MALE NONSMOKER                 GUIDELINE MINIMUM DEATH BENEFIT: $400,221

                               END OF YEAR DEATH BENEFIT
                     TOTAL              ASSUMING
                   PREMIUMS    HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS      INVESTMENT RETURN OF
         POLICY   INTEREST AT ------------------------------
           YEAR       5%         0%        6%        12%
         ------   ----------- --------  --------  ----------
            1      $105,000   $400,221  $400,221  $  400,221
            2      $110,250   $400,221  $400,221  $  400,221
            3      $115,763   $400,221  $400,221  $  400,221
            4      $121,551   $400,221  $400,221  $  400,221
            5      $127,628   $400,221  $400,221  $  400,221
            6      $134,010   $400,221  $400,221  $  400,221
            7      $140,710   $400,221  $400,221  $  400,221
            8      $147,746   $400,221  $400,221  $  400,221
            9      $155,133   $400,221  $400,221  $  400,221
           10      $162,889   $400,221  $400,221  $  400,221
           15      $207,893   $400,221  $400,221  $  466,902
           20      $265,330   $      0* $400,221  $  673,762
           25      $338,635   $      0* $400,221  $1,012,623
           30      $432,194   $      0* $      0* $1,480,244
           35      $551,602   $      0* $      0* $2,320,937

          END OF YEAR ACCUMULATED        END OF YEAR NET CASH
                   VALUE                    SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                  ANNUAL                        ANNUAL
END OF     INVESTMENT RETURN OF          INVESTMENT RETURN OF
POLICY  ----------------------------- -----------------------------
  YEAR    0%        6%        12%       0%        6%        12%
------  -------  --------  ---------- -------  --------  ----------
   1    $96,722  $102,591  $  108,462 $89,722  $ 95,591  $  101,462
   2    $92,631  $104,448  $  116,967 $86,331  $ 98,148  $  110,667
   3    $88,418  $106,246  $  126,262 $82,818  $100,646  $  120,662
   4    $84,076  $107,979  $  136,439 $79,176  $103,079  $  131,539
   5    $79,575  $109,621  $  147,586 $75,375  $105,421  $  143,386
   6    $74,898  $111,156  $  159,815 $71,398  $107,656  $  156,315
   7    $70,007  $112,554  $  173,242 $67,207  $109,754  $  170,442
   8    $64,869  $113,783  $  188,005 $62,769  $111,683  $  185,905
   9    $59,436  $114,801  $  204,255 $58,036  $113,401  $  202,855
  10    $53,659  $115,564  $  222,176 $52,959  $114,864  $  221,476
  15    $21,071  $117,447  $  348,435 $21,071  $117,447  $  348,435
  20    $     0* $107,029  $  552,264 $     0* $107,029  $  552,264
  25    $     0* $ 66,656  $  872,951 $     0* $ 66,656  $  872,951
  30    $     0* $      0* $1,383,405 $     0* $      0* $1,383,405
  35    $     0* $      0* $2,210,417 $     0* $      0* $2,210,417

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

* Additional payment will be requried to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                                    VALUES
                  BASED ON GUARANTEED COST OF INSURANCE RATES

ISSUE AGE: 55                                    SINGLE PREMIUM AMOUNT: $50,000
CLASS: MALE NONSMOKER                 GUIDELINE MINIMUM DEATH BENEFIT: $134,670

                                END OF YEAR DEATH BENEFIT
                      TOTAL              ASSUMING
                    PREMIUMS    HYPOTHETICAL GROSS ANNUAL
          END OF    PAID PLUS      INVESTMENT RETURN OF
         POLICY    INTEREST AT --------------------------------
           YEAR        5%         0%         6%         12%
         -------   ----------- --------   --------   ----------
             1      $ 52,500   $134,670   $134,670   $  134,670
             2      $ 55,125   $134,670   $134,670   $  134,670
             3      $ 57,881   $134,670   $134,670   $  134,670
             4      $ 60,755   $134,670   $134,670   $  134,670
             5      $ 63,814   $134,670   $134,670   $  134,670
             6      $ 67,005   $134,670   $134,670   $  134,670
             7      $ 70,355   $134,670   $134,670   $  134,670
             8      $ 73,873   $134,670   $134,670   $  134,670
             9      $ 77,566   $134,670   $134,670   $  134,670
            10      $ 81,445   $134,670   $134,670   $  134,670
            15      $103,946   $      0 * $134,670   $  197,560
            20      $132,665   $      0 * $134,670   $  288,792
            25      $169,318   $      0 * $      0 * $  452,810
            30      $216,097   $      0 * $      0 * $  714,027
            35      $275,801   $      0 * $      0 * $1,101,929

             END OF YEAR ACCUMULATED          END OF YEAR NET CASH
                      VALUE                     SURRENDER VALUE
              ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                   GROSS ANNUAL
   END OF      INVESTMENT RETURN OF           INVESTMENT RETURN OF
  POLICY    ------------------------------ ------------------------------
    YEAR      0%        6%         12%       0%        6%         12%
  -------   -------   -------   ---------- -------   -------   ----------
      1     $48,114   $51,051   $   53,989 $44,114   $47,051   $   49,989
      2     $45,724   $51,646   $   57,923 $42,124   $48,046   $   54,323
      3     $43,222   $52,170   $   62,228 $40,022   $48,970   $   59,028
      4     $40,595   $52,613   $   66,955 $37,795   $49,813   $   64,155
      5     $37,826   $52,963   $   72,162 $35,426   $50,563   $   69,762
      6     $34,891   $53,202   $   77,914 $32,891   $51,202   $   75,914
      7     $31,760   $53,306   $   84,289 $30,160   $51,706   $   82,689
      8     $28,392   $53,247   $   91,378 $27,192   $52,047   $   90,178
      9     $24,740   $52,985   $   99,291 $23,940   $52,185   $   98,491
     10     $20,749   $52,481   $  108,168 $20,349   $52,081   $  107,768
     15     $     0 * $46,635   $  170,311 $     0 * $46,635   $  170,311
     20     $     0 * $25,334   $  269,899 $     0 * $25,334   $  269,899
     25     $     0 * $     0 * $  431,247 $     0 * $     0 * $  431,247
     30     $     0 * $     0 * $  680,026 $     0 * $     0 * $  680,026
     35     $     0 * $     0 * $1,049,456 $     0 * $     0 * $1,049,456

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                                    VALUES
                  BASED ON GUARANTEED COST OF INSURANCE RATES

ISSUE AGE: 55                                   SINGLE PREMIUM AMOUNT: $100,000
CLASS: MALE NONSMOKER                  GUIDELINE MINIMUM DEATH BENEFIT $271,084

                                  END OF YEAR DEATH BENEFIT
                        TOTAL              ASSUMING
                      PREMIUMS    HYPOTHETICAL GROSS ANNUAL
            END OF    PAID PLUS      INVESTMENT RETURN OF
            POLICY   INTEREST AT --------------------------------
             YEAR        5%         0%         6%         12%
            ------   ----------- --------   --------   ----------
               1      $105,000   $271,084   $271,084   $  271,084
               2      $110,250   $271,084   $271,084   $  271,084
               3      $115,763   $271,084   $271,084   $  271,084
               4      $121,551   $271,084   $271,084   $  271,084
               5      $127,628   $271,084   $271,084   $  271,084
               6      $134,010   $271,084   $271,084   $  271,084
               7      $140,710   $271,084   $271,084   $  271,084
               8      $147,746   $271,084   $271,084   $  271,084
               9      $155,133   $271,084   $271,084   $  271,084
              10      $162,889   $271,084   $271,084   $  271,084
              15      $207,893   $      0 * $271,084   $  397,126
              20      $265,330   $      0 * $271,084   $  580,516
              25      $338,635   $      0 * $      0 * $  910,215
              30      $432,194   $      0 * $      0 * $1,435,301
              35      $551,602   $      0 * $      0 * $2,215,043

              END OF YEAR ACCUMULATED          END OF YEAR NET CASH
                       VALUE                      SURRENDER VALUE
            ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                      ANNUAL                          ANNUAL
   END OF      INVESTMENT RETURN OF            INVESTMENT RETURN OF
   POLICY   ------------------------------- -------------------------------
    YEAR      0%         6%         12%       0%         6%         12%
   ------   -------   --------   ---------- -------   --------   ----------
      1     $96,205   $102,078   $  107,954 $89,205   $ 95,078   $  100,954
      2     $91,500   $103,344   $  115,898 $85,200   $ 97,044   $  109,598
      3     $86,568   $104,469   $  124,590 $80,968   $ 98,869   $  118,990
      4     $81,384   $105,434   $  134,134 $76,484   $100,534   $  129,234
      5     $75,914   $106,218   $  144,648 $71,714   $102,018   $  140,448
      6     $70,109   $106,781   $  156,262 $66,609   $103,281   $  152,762
      7     $63,911   $107,080   $  169,133 $61,111   $104,280   $  166,333
      8     $57,238   $107,053   $  183,445 $55,138   $104,953   $  181,345
      9     $49,992   $106,625   $  199,420 $48,592   $105,225   $  198,020
     10     $42,068   $105,717   $  217,342 $41,368   $105,017   $  216,642
     15     $     0 * $ 94,142   $  342,350 $     0 * $ 94,142   $  342,350
     20     $     0 * $ 51,446   $  542,538 $     0 * $ 51,446   $  542,538
     25     $     0 * $      0 * $  866,872 $     0 * $      0 * $  866,872
     30     $     0 * $      0 * $1,366,953 $     0 * $      0 * $1,366,953
     35     $     0 * $      0 * $2,109,564 $     0 * $      0 * $2,109,564

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

* Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                           [LOGO OF PACIFIC SELECT]


               Issued By:                        Principal Underwriter:


 Pacific Mutual Life Insurance Company     Pacific Mutual Distributors, Inc.
        700 Newport Center Drive                   Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                  P.O. Box 9000
                                            Newport Beach, California 92660

                                 Sponsored by:

                        [LOGO OF PACIFIC MUTUAL LIFE]

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                            700 NEWPORT CENTER DRIVE
                            NEWPORT BEACH, CA 92660

                                Distributed by:

                 [LOGO OF PACIFIC MUTUAL DISTRIBUTORS, INC.]
                       Pacific Mutual Distributors, Inc.
                               Member NASD & SIPC

                         700 NEWPORT CENTER DRIVE, NB-3
                            NEWPORT BEACH, CA 92660
                                 1-800-800-7681
FORM NO. 15-15756-10